EXHIBIT 10.13

                                     LEASE

               [San Diego Science Center / Aethlon Medical, Inc.]

         THIS LEASE ("LEASE") is dated for reference purposes only July 1, 2004, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company ("LANDLORD"), and AETHLON MEDICAL, INC., a Nevada corporation ("TENANT").

         1.       LEASE PREMISES.
                  ---------------

                  1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord during the term of this Lease, on the terms and conditions set forth herein, those certain premises ("PREMISES") consisting of approximately 3,200 square feet of Rentable Area in the building (the "BUILDING") at 3030 Bunker Hill Street, San Diego, California, on real property legally described on EXHIBIT A attached hereto and incorporated herein by this reference. The Premises consist of approximately 811 square feet of Rentable Area on the third floor of the Building and 2,389 square feet of Rentable Area on the first floor of the Building. The Building consists of approximately 105,364 square feet of Rentable Area. The Building, the real property upon which the Building is located, and all landscaping, parking facilities, and other improvements and appurtenances related thereto are hereinafter collectively referred to as the "PROJECT." The site plan for the Project is attached hereto as EXHIBIT B, and the Premises are outlined on EXHIBIT C. All portions of the Project which are for the non-exclusive use of tenants of the Project, including without limitation interior entrance ways, lobbies, corridors, stairwells, elevators, equipment rooms, and rest rooms, and exterior roadways, driveways, sidewalks, parking areas, and landscaped areas, are hereinafter referred to as "COMMON AREAS."

         2.       BASIC LEASE PROVISIONS.
                  -----------------------

                  2.1 For convenience of the parties, certain basic provisions of this Lease are set forth herein, which provisions are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

                           2.1.1    Rentable Area of the Premises:
                                    Approximately 3,200 square feet.

                           2.1.2    Basic Annual Rent:
                                    $90,240 ($2.35 per square foot per month for
                                    3,200 square feet of Rentable Area, subject
                                    to adjustment pursuant to Sections 6.1 and
                                    8.3)

                           2.1.3    Monthly Installment of Basic Annual Rent:
                                    $7,520 ($2.35 per square foot per month for
                                    3,200 square feet of Rentable Area, subject
                                    to adjustment pursuant to Sections 6.1 and
                                    8.3)

                           2.1.4    Tenant's Pro Rata Share:
                                    3.04% of the Operating Expenses as
                                    determined pursuant to Section 7.3(a) and subject to adjustment pursuant to Section 8.3.

                           2.1.5    (a)     Term Commencement Date:
                                            July 9, 2004

                                    (b)     Term Expiration Date:
                                            July 8, 2006

                           2.1.6    Security Deposit:

                                    (a)     Cash in the amount of $12,000.00
                                            representing one (1) month's base
                                            rent and estimated Operating
                                            Expenses, and

                                    (b)     Cash in the amount of $1,000
                                            representing advance deposit on Exit
                                            Phase I Report as required per
                                            Section 39.12.

                           2.1.7    Permitted Use:
                                    Uses permitted in Section 10.1

                           2.1.8    Address for Rent Payment and Notices to
                                    Landlord:

                                    San Diego Science Center LLC
                                    c/o Phase 3 Properties, Inc.
                                    8910 University Center Lane, Suite 265
                                    San Diego, CA   92122

                                    Address for Notices to Tenant Prior to
                                    Occupancy:

                                    Jim Joyce
                                    Aethlon Medical, Inc.
                                    7825 Fay Avenue, Suite 200
                                    La Jolla, CA  92037

                                    Address for Notices to Tenant After
                                    Occupancy:

                                    Jim Joyce
                                    Aethlon Medical, Inc.
                                    3030 Bunker Hill Street, Suite 4000
                                    San Diego, CA  92109

                           2.1.9    (a)     Landlord's Broker:
                                            Phase 3 Properties, Inc.
                                            8910 University Center Lane,
                                            Suite 265
                                            San Diego, CA 92122

                  2.2. The following exhibits are attached hereto and incorporated herein by this reference:

                          Exhibit A    Legal Description of Real Property
                          Exhibit B    Site Plan of the Project
                          Exhibit C    Outline of the Premises
                          Exhibit D    Acknowledgment of Term Commencement Date
                          Exhibit E    Schematic Showing Tenant Improvements
                          Exhibit F    Architectural Drawings of Tenant
                                       Improvements
                          Exhibit G    Rules and Regulations
                          Exhibit H    Services to be Provided by Landlord
                          Exhibit I    Fitness Center Waiver of Liability
                          Exhibit J    Approved Contractors
                          Schedule 1   List of Removable Property (Section 17.7)

         3.       TERM.
                  -----

                  3.1 This Lease shall take effect upon the last date of execution hereof by each of the parties hereto, and each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the last date of execution hereof by each of the parties hereto.

                  3.2 The term of this Lease will be the period from the later of the date set forth in Section 2.1.5(a) or execution of this Lease by both parties pursuant to Section 3.1("TERM COMMENCEMENT DATE") (hereinafter sometimes referred to as the "Term"), subject to earlier termination of this Lease as provided herein. Landlord and Tenant shall execute a written acknowledgment of the Term Commencement Date and the Term Expiration Date in substantially the form attached hereto as EXHIBIT D and attach it to this Lease as EXHIBIT D-1; however, failure to execute and deliver such acknowledgment shall not affect Tenant's liability hereunder.

                  3.3 Landlord represents to Tenant that the Premises are Substantially Complete. As used herein, the terms "SUBSTANTIALLY COMPLETE", "SUBSTANTIALLY COMPLETED", and "SUBSTANTIAL COMPLETION" shall mean (i) the City of San Diego has issued an interim or final right to occupy the Premises, and
(ii) Landlord has substantially completed construction of the Tenant Improvements in accordance with EXHIBIT E and EXHIBIT F as certified by Landlord's architect, including (a) the mechanical, electrical, plumbing and other building systems which serve the Premises are in good working order, (b) the lighting, ceiling tiles, and window coverings within the Premises are in good working order, (c) all debris and clutter has been removed from the Premises, (d) exterior windows of the Premises are washed inside and out, (e) lobbies, corridors, stairwells and elevators serving the Premises are substantially complete and in good working order, and (f) the Premises are in compliance with Landlord's warranties set forth in Section 14.2; provided, however, Tenant understands that construction of tenant improvements for other tenants of the Building and in some Common Areas will be ongoing at the time of Substantial Completion of the Tenant Improvements. ".

         4.       CONSTRUCTION AND POSSESSION.
                  ----------------------------

                  4.1 Landlord has constructed Tenant Improvements within the Premises for Tenant's use and occupancy ("TENANT IMPROVEMENTS") in conformity with the schematic attached hereto as EXHIBIT E and the architectural drawings listed at EXHIBIT F at its cost and at no cost to Tenant. Tenant shall pay all costs of changes to the Tenant Improvements requested by Tenant and approved by Landlord, or improvements requested by Tenant and approved by Landlord which are not included in EXHIBIT E or EXHIBIT F.

                  4.2 Prior to entry by Tenant onto the Premises before the Term Commencement Date, for installing fixtures, placement of personal property, or any other purpose, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of
Article 21 are in effect. Entry by Tenant onto the Premises prior to the Term Commencement Date for such purposes shall be subject to all of the terms and conditions of this Lease other than the payment of Basic Annual Rent and Operating Expenses, shall not interfere with the performance by Landlord or Landlord's contractor with construction activities at the Project, shall be limited to the last ten (10) days prior to the estimated Substantial Completion of the Premises, and shall be made only with the advance written consent of Landlord, which consent shall not be unreasonably withheld. In the event of entry by Tenant or its agents onto the Premises prior to the Term Commencement Date, Tenant agrees to indemnify, protect, defend and hold harmless Landlord and its contractors and agents from any and all loss or damage to property, completed work, fixtures, equipment, materials or merchandise, or from liability for death of or injury to any person arising from Tenant's entry onto the Premises, except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents or contractors.

         5.       RENT.
                  -----

                  5.1 Tenant agrees to pay Landlord as Basic Annual Rent for the Premises the sum set forth in Section 2.1.2, subject to adjustment as set forth in Section 6.1 and 8.3, in the equal monthly installments set forth in Section 2.1.3, subject to adjustment as set forth in Sections 6.1 and 8.3, each in advance on the Term Commencement Date and on the first day of each and every calendar month thereafter during the term of this Lease; provided, however, the first two (2) months after the time period set for in Section 3.1 shall be free of the monthly installment of Basic Annual Rent.

                  5.2 In addition to Basic Annual Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT"), at the times hereinafter specified in this Lease (i) Tenant's Pro Rata Share (as defined in Section 7.4(a) and as set forth in Section 2.1.4, subject to adjustment pursuant to
Section 8.3) of Operating Expenses as provided in Article 7 and (ii) all other amounts that Tenant assumes or agrees to pay under the provisions of this Lease, including but not limited to any and all other sums that may become due by reason of any default of Tenant under this Lease or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant.

                  5.3 Basic Annual Rent and Additional Rent shall together be denominated "RENT." Except as expressly set forth in this Lease, Rent shall be paid to Landlord, without notice, demand, abatement, suspension, deduction, setoff, counterclaim, or defense, in lawful money of the United States of America, at the office of Landlord as set forth in Section 2.1.8 or to such other person or at such other place as Landlord may from time to time designate in writing.

                  5.4 In the event the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty
(30) day month and shall be paid at the then current rate for such fractional month prior to the commencement of the partial month.

         6.       RENTAL ADJUSTMENTS.
                  -------------------

                  6.1 The Basic Annual Rent then in effect (and as previously increased pursuant to this Section 6.1) shall be increased each year by three percent (3%) on each annual anniversary of the Term Commencement Date for so long as this Lease continues in effect.

         7.       OPERATING EXPENSES.
                  -------------------

                  7.1 As used herein, the term "OPERATING EXPENSES" shall include:

                           (a) Government impositions including, without
limitation, real and personal property taxes and assessments (but excluding personal property taxes and assessments of other tenants of the Project) levied upon the Project or any part thereof; amounts due under any improvement bond upon the Project and assessments levied in lieu thereof (except to the extent they represent costs related to the initial construction of the Project); any tax on or measured by gross rentals received from the rental of space in the Project or tax based on the square footage of the Building to the extent such tax is in lieu of or in the nature of a property tax (not an income tax, but a tax based on revenue in the nature of a property tax if imposed in the future); and any utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof promulgated by, any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or Project, and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes not to exceed the amount of any such reduction, less tax refunds obtained as a result of an application for review thereof.

                           (b) Except as set forth in Section 7.2 below, all
other costs paid or incurred by Landlord which, in accordance with generally accepted accounting principles as applied to the operation and maintenance of first class buildings, are properly chargeable to the maintenance and operation of the Project including, by way of examples and not as a limitation upon the generality of the foregoing, costs of (i) maintenance, repairs and replacements to improvements within the Project as appropriate to maintain the Project in first class condition; (ii) utilities furnished to the Project (except those utilities which are separately metered and paid by individual tenants); (iii) sewer fees; (iv) trash collection; (v) cleaning (including windows); (vi) maintenance of landscape and grounds; (vii) maintenance of drives and parking areas, including periodic resurfacing; (viii) reasonable and customary security services; (ix) maintenance, repair, and replacement of reasonable and customary security devices; (x) building supplies; (xi) maintenance, repair, and replacement of equipment utilized for operation and maintenance of the Project;

(xii) costs of maintenance, repairs and replacements of mechanical, electrical, plumbing, sprinkler, and other systems of the Project; (xiii) insurance premiums; (xiv) portions of insured losses deductible by reason of insurance policy terms (insurance deductibles); (xv) periodic review of Hazardous Material Inventories (as defined in Section 39.6) to confirm compliance with applicable building and fire code requirements; (xvi) service contracts for work of a nature before referenced; (xvii) costs of services of independent contractors retained to do work of a nature before referenced at reasonable and customary rates; (xviii) costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project at reasonable and customary rates; and (xviii) reasonable costs of management services equal to four percent (4%) of the Basic Annual Rent; provided, however, that any costs for repairs or replacements which would be deemed of a "capital" nature under generally accepted accounting principles shall be amortized over the useful life of the repair or replacement as determined under Internal Revenue Service guidelines, and Tenant shall pay only that portion of the costs which are amortized over the balance of the term, payable at the time the costs are incurred to the extent Tenant's share of the costs are less than $1.75 per square foot of Rentable Area of the Premises, with the balance payable on a monthly basis during the balance of the term.

                  7.2 Notwithstanding the foregoing, Tenant shall not be responsible for the payment of the following costs and expenses:

                           (a) costs incurred for the construction of the
Project (including the current renovation of the Project into a biotech facility);

                           (b) costs incurred for the repair, maintenance or
replacement of the structural components of the footings, foundation, ground floor slab, and load bearing walls of the Building (but excluding painting and ordinary maintenance and repair of exterior surfaces, which are Operating Expenses under Section 7.1(b));

                           (c) costs recovered under any construction or
materials warranty procured by Landlord, pursuant to Section 14.4 or otherwise, to the extent paid pursuant to the warranty;

                           (d) costs of any kind, including attorneys fees,
incurred to correct any defects in design, materials or construction of the Project;

                           (e) costs, expenses and penalties (including without
limitation attorneys' fees) incurred as a result of the use, storage, removal or remediation of any toxic or hazardous substances or other environmental contamination not caused by Tenant or its employees, contractors, agents, representatives, or invitees;

                           (f) interest, principal, points and other fees on
debt or amortization of any debt secured in whole or part by all or any portion of the Project (provided that interest upon a government assessment or improvement bond payable in installments is an Operating Expense under Section 7.1(a));

                           (g) costs incurred in connection with the financing,
sale or acquisition of the Project or any portion thereof;

                           (h) costs, expenses, and penalties (including without
limitation attorneys' fees) incurred due to the violation by Landlord of any underlying deed of trust or mortgage affecting the Project or any portion thereof;

                           (i) depreciation and amortization of any type
(provided this exclusion is not intended to delete from Operating Expenses actual costs of maintenance, repairs and replacements which are otherwise included within Operating Expenses);

                           (j) any costs incurred as a result of Landlord's
violation of any statute, ordinance or other source of applicable law, or breach of contract or tort liability to any other party, including without limitation, any third party, or Landlord's employees, contractors, agents or representatives;

                           (k) costs incurred in leasing or procuring tenants
(including, without limitation, lease commissions, advertising expenses, attorneys' fees and expenses of renovating space for tenants);

                           (l) advertising, marketing, media and promotional
expenditures regarding the Project and costs of signs identifying the owner, lender or any contractor thereof;

                           (m) any wages, fees, salaries, benefits or other
compensation of the executive employees or principals of Landlord;

                           (n) any rentals and related expenses incurred in
leasing equipment which may be classified as capital expenditures under generally accepted accounting principles; provided, however, leasing and other expenses of the deionized water system will be included in Operating Expenses.

                           (o) any net income, franchise, capital stock, estate
or inheritance taxes or taxes which are the personal obligation of Landlord or of another tenant of the Project;

                           (p) expenses which relate to preparation of rental
space for other occupants of the Project, including without limitation building, license and inspection costs, incurred with respect to the installation of improvements made for other occupants of the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant tenant space in the Project for other occupants in the Project.

                           (q) legal expenses arising out of the initial
construction of the Project or any Tenant Improvements or for the enforcement of the provisions of any tenant leases other than this Lease;

                           (r) the cost of any work or service performed for or
facilities furnished to another occupant of the Project at such occupant's cost;

                           (s) any interest or penalties imposed upon Landlord
by any taxing authority for late payment or otherwise;

                           (t) any other expense otherwise chargeable as part of
the cost of operation and maintenance but which is not of general benefit to the Project but is primarily for the benefit of one or more specific tenants;

                           (u) Landlord's charitable or political contributions;

                           (v) the amount of any payments to subsidiaries and
affiliates of Landlord for services to the Project or for supplies or other materials to the extent that the cost of such services, supplies or materials exceeds the cost which would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis (provided, however, any fee for management services paid to an affiliate of Landlord shall be in the amount set forth in Section 7.1[b]); and

                           (w) electric power or other utility costs for which
Tenant directly contracts with a public service company.

                  7.3 Tenant shall pay to Landlord on the first day of each calendar month of the Term of this lease, as Additional Rent, Landlord's written good faith estimate of Tenant's Pro Rata Share (as set forth in 2.1.4) of Operating Expenses with respect to the Project for such month.

                           (a) "TENANT'S PRO RATA SHARE" under this Lease shall
mean the percentage set forth in Section 2.1.4 (subject to adjustment pursuant to Section 8.3), determined by dividing the Rentable Area of the Premises by the total Rentable Area of the Project.

                           (b) Within sixty (60) days after the conclusion of
each calendar year, Landlord shall furnish to Tenant in writing a statement (the "ANNUAL OPERATING EXPENSE STATEMENT") showing in reasonable detail the actual Operating Expenses and Tenant's Pro Rata Share of Operating Expenses for the previous calendar year. Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days of Tenant's receipt of such statement. If the amounts paid by Tenant pursuant to this Section 7.3 exceed Tenant's Pro Rata Share of Operating Expenses for the previous calendar year, the difference shall be credited by Landlord against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany said statement with payment for the amount of such difference. (c) Any amount due under this Section 7.3 for any period which is less than a full month shall be prorated for such fractional month.

                           (d) Notwithstanding this Section 7.3, Operating
Expenses which can fairly and reasonably be allocated to one or more tenants of the Project shall be so allocated, and shall be separately scheduled in the Landlord's written good faith estimate and Landlord's Annual Operating Expense Statement.

                  7.5 Tenant shall have the right, at Tenant's expense, upon reasonable notice during reasonable business hours, to review that portion of Landlord's books, records, invoices, and other data which are relevant to preparation of the Annual Operating Expense Statement provided any request for such review shall be furnished within one hundred eighty (180) days after

Tenant's receipt of such statement as to prior year's Operating Expenses. If the amount of Operating Expenses relating to the Premises identified on such annual statement is found to exceed the actual Operating Expenses of the Premises, Landlord shall, within twenty (20) days after Tenant's request therefor, refund to Tenant the amount of overpayment by Tenant. In addition, if such review reveals that the Operating Expenses paid by Tenant in any year exceed one hundred five percent (105%) of the actual Operating Expenses which should have been paid by Tenant in such year, Landlord shall reimburse Tenant for the reasonable cost of such review within 10 business days following Tenant's written request for the cost of such review. In all other cases, Tenant shall pay for the reasonable cost of the review.

                  7.6 Operating Expenses for the calendar year in which Tenant's obligation to pay them commences and in the calendar year in which such obligation ceases shall be prorated. Expenses such as taxes, assessments and insurance premiums which are incurred for an extended time period shall be prorated based upon time periods to which applicable so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to pay Operating Expenses.

         8.       RENTABLE AREA.
                  --------------

                  8.1 The Rentable Area of the Project is determined by making separate calculations of the Rentable Area of each floor of the Building, and totaling the Rentable Area of each floor within the Building. The Rentable Area of a floor is calculated by measuring to the outside finished surface of each permanent outer building wall where the wall intersects or joins the floor, or where it would have intersected the floor except for recessed entryways, windows and the like (also known as the "drip line", measured from where the outside finished surface of the second floor wall intersects the roof). The full area calculated as set forth above is included as Rentable Area of the Project without deduction for (i) columns and projections, (ii) vertical penetrations such as stairwells, elevator shafts, flues, pipe shafts, vertical ducts, atriums, and the like, or their enclosing walls corridors, (iii) entrance ways, lobbies, corridors, equipment rooms, and rest rooms, and the like, or their enclosing walls, or (iv) any other unusable area of any nature.

                  8.2 The term "RENTABLE AREA" when applied to the Premises is the area to be occupied exclusively by Tenant plus a pro rata allocation of Rentable Area within the Project which is not then utilized or expected to be utilized exclusively by Tenant or other tenants of the Project, including but not limited to the portions of the Building devoted to columns, projections, vertical penetrations, entrance ways, lobbies, corridors, equipment rooms, rest rooms, lunch rooms, conference rooms, library, and fitness center. If the Premises are separated from space occupied by another tenant, the Rentable Area shall be measured to the center of any interior demising walls.

                  8.3 The Rentable Area as set forth in Section 2.1.1 is an estimate of the area which constitutes the Rentable Area of the Premises, which, at the request of either Landlord or Tenant made within ninety (90) days after the Term Commencement Date, shall be adjusted in accordance with measurement and written certification of the Project architect. If the Rentable Area as determined hereunder is more or less than the Rentable Area set forth in Section 2.1.1, Basic Annual Rent, monthly installments of Basic Annual Rent, and Tenant's Pro Rata Share of Operating Expenses shall be adjusted upward or downward, as the case may be, based on the actual Rentable Area of the Premises.

         9.       SECURITY DEPOSIT.
                  -----------------

                  9.1 Concurrently with the execution of this Lease, Tenant shall deposit with Landlord cash in the amount set forth in Section 2.1.6, to be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term and any extension term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to any provision relating to the payment of Rent, and subject to any notice requirements and cure periods for Tenant's benefit set forth in Article 24, Landlord may (but shall not be required to) draw from the security deposit the amount required to cure the default, and to use, apply or retain the security deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. The security deposit shall not be deemed to be held by Landlord in trust, need not be segregated from other funds of Landlord, and shall not bear interest. Landlord is hereby granted a security interest in the security deposit pursuant to the provisions of the California Commercial Code, which security interest shall be perfected by Landlord taking possession of the security deposit.

                  9.2 In the event Landlord applies any portion of the security deposit in accordance with the terms of this Lease, Tenant shall within ten (10) days after another request therefor replenish the security deposit to the full amount set forth above.

                  9.3 The security deposit shall be transferable by Landlord to a successor Landlord and to Landlord's mortgage lender which is a beneficiary of a deed of trust encumbering the Premises, provided such lender agrees to hold the security deposit pursuant to the terms of this Lease.

                  9.4 In the event of bankruptcy or other debtor/creditor proceedings against Tenant, the security deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

                  9.5 Landlord shall deliver the security deposit to any purchaser of Landlord's interest in the Premises, and thereupon Landlord shall be discharged from any further liability with respect thereto provided that such purchaser has agreed to assume in writing the obligations of Landlord hereunder. This provision shall also apply to any subsequent transfers.

                  9.6 The security deposit shall be returned to Tenant within thirty (30) days following the later of the expiration of the Lease or the date Tenant fully vacates the Premises, except for amounts which are needed by Landlord to cure any default by Tenant.

         10.      USE.
                  ----

                  10.1 Tenant may use the Premises only for laboratory research and development and related administrative, office and other ancillary uses as permitted by (i) the applicable zone under the City of San Diego Land Development Code, (ii) any other laws, regulations, ordinances, and permits applicable to the Project, and (iii) all covenants, conditions and restrictions recorded against the property, and shall not use the Premises, or permit or suffer the Premises to be used for any other purpose without the prior written consent of Landlord.

                  10.2 Tenant shall conduct its business operations and use the Premises in compliance with all federal, state, and local laws, regulations, ordinances, requirements, permits and approvals applicable to the Premises. Tenant shall not use or occupy the Premises in violation of any law or regulation or the certificate of occupancy issued for the Building, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to Tenant's particular use or occupation thereof. Tenant shall not be deemed to be in default of the foregoing obligation if it has the right to appeal such directive and Tenant prosecutes such appeal in a timely fashion and in a manner that does not impose or threaten to impose any lien, charge or other obligation on Landlord or any portion of the Project.

                  10.3 Tenant shall not do or permit to be done anything which will invalidate or increase the cost (unless Tenant agrees to pay such increased cost) of any fire, extended coverage or any other insurance policy covering the Premises, or which will make such insurance coverage unavailable on commercially reasonable terms and conditions, and shall comply with all rules, orders, regulations and requirements of the insurers of the Premises.

                  10.4 Subject to the warranty of Landlord in Section 14.3, Tenant shall cause the Premises to comply with the Americans with Disabilities Act of 1990 ("ADA"), and the regulations promulgated thereunder, as amended from time to time. All responsibility for compliance with the ADA relating to the Premises and the activities conducted by Tenant within the Premises after the Term Commencement Date shall be exclusively that of Tenant and not of Landlord, including any duty to make capital improvements, alterations, repairs and replacements to the Premises; provided, however, (i) Landlord shall be responsible for compliance with the ADA to the extent of a violation of Landlord's warranty in Section 14.3; (ii) Landlord shall make all improvements outside of the Premises required for compliance with the ADA (with only the amortized costs of capital improvements payable by Tenant as an Operating Expense under Section 7.1(b)); and (iii) neither Tenant nor Landlord shall be required to make capital improvements, alterations, repairs or replacements to comply with the ADA unless and until required to do so by order of a government entity or court of law exercising proper jurisdiction with regard thereto, subject to any right to appeal or otherwise contest any such order. Any alterations to the Premises made by Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with Article 17; provided, that Landlord's consent to such alterations shall not constitute either Landlord's assumption, in whole or in part, of Tenant's responsibility for compliance with the ADA, or representation or confirmation by Landlord that such alterations comply with the provisions of the ADA.

                  10.5 Landlord shall identify Tenant on the Building directory in the Building lobby, and shall identify Tenant on a plaque installed beside the main door to the Premises. Tenant may not install any signage outside of the Premises. The expense of the directory, plaque and any and all other signage, if any, shall be paid by Tenant as an Operating Expense pursuant to Article 7.

                  10.6 No equipment shall be placed at a location within the Building other than a location designed to carry the load of the equipment. Equipment weighing in excess of floor loading capacity shall not be placed in the Building.

                  10.7 Tenant shall not use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance or waste in, on, or about the Premises.

                  10.8 Landlord shall provide services to the Project described on Exhibit H attached hereto, subject to reimbursement by Tenant as Operating Expenses pursuant to Section 7.1(b).


         11.      BROKERS.
                  --------

                  11.1 Landlord and Tenant represent and warrant one to the other that there have been no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than the brokers set forth in Section 2.1.9, whose commission(s) shall be paid by Landlord. Each shall indemnify, defend, protect, and hold harmless the other from any claim of any other broker as a result of any act or agreement of the indemnitor.

                  11.2 To the best of Tenant's knowledge, without investigation or inquiry, Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant's decision to enter into this Lease other than as contained in this Lease.

         12.      HOLDING OVER.
                  -------------

                  12.1 If, with Landlord's express written consent, Tenant holds possession of all or any part of the Premises after the expiration or earlier termination of this Lease, Tenant shall be deemed a tenant from month to month upon the date of such expiration or earlier termination, and in such case Tenant shall continue to pay in accordance with Article 5 the Basic Annual Rent as adjusted in accordance with Article 6, together with Operating Expenses in accordance with Article 7 and other Additional Rent as may be payable by Tenant, and such month-to-month tenancy shall be subject to every other term, covenant and condition contained herein.

                  12.2 If Tenant remains in possession of all or any portion of the Premises after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that monthly rental shall be equal to one hundred twenty-five percent (125%) of the Monthly Installment of Basic Annual Rent in effect during the immediately preceding calendar month.

                  12.3 Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or reinstatement of this Lease.

                  12.4 The foregoing provisions of this Article 12 are in addition to and do not affect Landlord's right to re-entry or any other rights of Landlord under Article 24 or elsewhere in this Lease or as otherwise provided by law.

         13.      TAXES ON TENANT'S PROPERTY
                  --------------------------

                  13.1 Tenant shall pay not less than ten (10) days before delinquency taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. Tenant shall not be responsible for taxes levied against any personal property or trade fixtures of other tenants.

                  13.2 If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or, if the assessed valuation of the Project is increased by the inclusion therein of a value attributable to Tenant's personal property or trade fixtures, and if Landlord after written notice to Tenant pays the taxes based upon such increase in the assessed value, then Tenant shall, within thirty (30) days of receipt of satisfactory evidence of such tax increase, repay to Landlord the taxes so levied against Landlord.

                  13.3 If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements in other spaces in the Project are assessed, then the real property taxes and assessments levied against Landlord or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property to Tenant and shall be governed by the provisions of Section 13.2 above. Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants of Landlord shall not be included in the Operating Expenses defined in Section 7, but shall be treated, as to such other tenants, as provided in this Section 13.3, and shall be allocated to such other tenants. If the records of the county assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements or alterations are assessed at a higher valuation than improvements in other spaces in the Project, such records shall be binding on both Landlord and Tenant.

                  13.4 To the extent Tenant fails to make any payment required by this Article 13 and Landlord does so on Tenant's behalf, after notice to Tenant and opportunity for Tenant to make such payment, Tenant shall reimburse Landlord for the cost thereof pursuant to the provisions of Sections 7.1 and 24.3.

         14.      CONDITION OF PREMISES.
                  ----------------------

                  14.1 Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, with respect to the condition of the Premises or to the Project, except as set forth herein, or with respect to their suitability for the conduct of Tenant's business.

                  14.2 Landlord warrants to Tenant that the Tenant Improvements were built in a good and workmanlike manner and in compliance with EXHIBIT E and EXHIBIT F, and all applicable building code requirements, laws, rules, orders, ordinances, directions, regulations, permits, approvals, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau; that the mechanical, electrical, plumbing and other building systems will be in good working order at the commencement of the term; and that the Project and the Tenant Improvements are free of patent and latent defects in design, materials and construction. Promptly after notice from Tenant, Landlord shall correct any defect in the Project or the Tenant Improvements in violation of the foregoing warranty which interferes with Tenant's use or occupancy of the Premises.

                  14.3 Landlord warrants to Tenant that the Project and the Tenant Improvements, at the time of initial completion, will be in compliance with ADA and the regulations promulgated thereunder; provided, however, nothing in this Lease shall be construed to require Landlord to make improvements, alterations, repairs or replacements to comply with ADA unless and until required to do so by order of any government entity or court of law exercising proper jurisdiction with regard thereto, subject to any right to appeal or otherwise contest any such order.

         15.      COMMON AREAS AND PARKING FACILITIES.
                  ------------------------------------

                  15.1 Tenant shall have the nonexclusive right, in common with others, to use the Common Areas, subject to the rules and regulations adopted by Landlord and attached hereto as EXHIBIT G together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord (the "RULES AND REGULATIONS"); provided, however, that such rules and regulations do not unreasonably interfere with Tenant's use and enjoyment of the Premises and Common Areas. Without limiting the generality of the foregoing, Tenant may allow its employees the nonexclusive right, in common with employees of other tenants in the Building, to use the fitness facilities and equipment, provided that Tenant ensures that each employee before using the fitness facilities and equipment has executed and delivered to Landlord a waiver of liability (the "FITNESS CENTER WAIVER OF LIABILITY") in the form attached hereto as EXHIBIT I.

15.2 Tenant shall not place any storage facilities or water systems, mechanical equipment, emergency generators or other facilities or property on the surface parking area or otherwise outside of the Premises without the express written consent of Landlord, and any space used for such facilities shall be deducted from Tenant's Pro Rata Share of parking described below.

                  15.3 As an appurtenance to the Premises, Tenant, and its employees and invitees, shall be entitled to use without charge three (3) parking spaces (which includes a pro rata share of visitor and handicap parking spaces) for each 1,000 square feet of usable area of the Premises in common with other tenants of the Project. The Project shall have at least three (3) parking spaces for each 1,000 square feet of usable area of the entire Project. The term "usable area" as used herein refers not to the Rentable Area of the Premises, but to the area actually occupied by Tenant.


         16.      UTILITIES AND SERVICES.
                  -----------------------

                  16.1 Tenant shall pay for all water, gas, electricity, telephone, cable, and other utilities which may be furnished to the Premises during the term of this Lease, together with any taxes thereon. If any such utility is not separately metered to Tenant, Tenant shall pay Tenant's Pro Rata Share of the costs thereof as an Operating Expense unless Landlord has installed separate meters or measuring devices for the determination of Tenant's actual use of such utility service. Utilities and services provided to the Premises which are separately metered shall be paid by Tenant directly to the supplier of such utility or service, and Tenant shall pay for such utilities and services prior to delinquency during the term of this Lease. In the event one tenant of the Project is using a disproportionate amount of any utility that is not separately metered, Landlord shall allocate an equitable portion of such utility cost directly to such tenant. The primary measurement for metering usage will be based upon the cubic feet per minute of air supplied to the premises.

                  16.2 Landlord shall not be liable for, nor shall any eviction of Tenant result from, any failure of any such utility or service, and in the event of such failure Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this Lease, and Tenant waives any right to terminate this Lease on account thereof. Notwithstanding the foregoing:

                           (i) in the event that Landlord is unable to supply
any of the Building's sanitary, electrical, heating, air conditioning, water, elevator, life safety or other essential systems serving the Premises (collectively, the "ESSENTIAL SERVICES") from a cause within Landlord's reasonable control, and such inability of Landlord materially impairs Tenant's ability to carry on its business in the Premises for a period of ten (10) consecutive calendar days, Basic Annual Rent and Additional Rent shall be abated commencing with the eleventh (11th ) day of such material interference with Tenant's business, based upon the extent to which such inability to supply Essential Services materially impairs Tenant's ability to carry on its business in the Premises. Such abatement shall continue until the Essential Services have been restored to such extent that the lack of any remaining services no longer materially impairs Tenant's ability to carry on its business in the Premises. Tenant shall not be entitled to such an abatement to the extent that Landlord's inability to supply Essential Services to Tenant is caused by Tenant or its employees, contractors, agents, licensees or invitees; and

                           (ii) in the event that Landlord is unable to supply
any Essential Services by reason of acts of God, accidents, breakage, repairs, strikes, lockouts, labor disputes, inability to obtain utilities or materials or by any other reason beyond Landlord's reasonable control, and (i) such inability of Landlord prevents Tenant from carrying on its business in the Premises for a period of thirty (30) consecutive calendar days or (ii) such inability of Landlord materially impairs Tenant's ability to carry on its business in the Premises for a period of sixty (60) consecutive calendar days, then Basic Annual Rent and Additional Rent shall be abated commencing with the day after such thirty (30) or sixty (60) day period, as the case may be, based upon the extent to which such inability to supply Essential Services materially impairs Tenant's ability to carry on its business in the Premises. Such abatement shall continue until the Essential Services have been restored to the extent that the lack of any remaining services no longer materially impairs Tenant's ability to carry on its business in the Premises. Tenant shall not be entitled to such an abatement to the extent that Landlord's inability to supply Essential Services to Tenant is caused by Tenant or its employees, contractors, agents, licensees or invitees; and

                           (iii) in the event of any stoppage or interruption of
Essential Services to the Premises, Landlord shall use commercially reasonable efforts to restore Essential Services to the Premises as soon as possible; provided, that Tenant shall have the right, at its option, to terminate this Lease by written notice to Landlord if such failure to provide Essential Services by Landlord continues for any reason (other than the actions of Tenant or its employees, contractors, agents, licensees or invitees) for more than one hundred eighty (180) consecutive calendar days and such failure materially impairs Tenant's ability to carry on its business in the Premises.

                  16.3 Tenant shall provide and pay for janitors, maintenance personnel, and other persons who perform duties connected with the operation and maintenance of the interior of the Premises.

         17.      ALTERATIONS.
                  ------------

                  17.1 Tenant shall make no alterations, additions or improvements (hereinafter in this article, "IMPROVEMENTS") in or to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld; provided, however, it shall not be unreasonable for Landlord to withhold consent if the proposed Improvements would in the opinion of Landlord adversely affect the use of the Premises for generic laboratory-based research and development space as part of an integrated Building plan after the expiration or earlier termination of this Lease. Tenant shall deliver to Landlord final plans and specifications and working drawings for the Improvements to Landlord, and Landlord shall have ten (10) days thereafter to grant or withhold its consent. If Landlord does not notify Tenant of its decision within the ten (10) days, Landlord shall be deemed to have given its approval.

                  17.2 If a permit is required to construct the Improvements, Tenant shall deliver a completed, signed-off inspection card to Landlord within ten (10) days of completion of the Improvements, and shall promptly thereafter obtain and record a notice of completion and deliver a copy thereof to Landlord.

                  17.3 The Improvements shall be constructed only by licensed contractors or mechanics. Tenant shall use only those contractors listed on EXHIBIT H for the trades listed thereon; all other contractors shall be approved by Landlord, which approval shall not be unreasonably withheld or delayed. Any such contractor must have in force a general liability insurance policy of not less than $2,000,000 or such higher limits as Landlord may reasonably require, which policy of insurance shall name Landlord as an additional insured. Tenant shall provide Landlord with a copy of the contract with the contractor or mechanic prior to the commencement of any construction requiring Landlord's consent.

                  17.4 Tenant agrees that any work by Tenant shall be accomplished in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times except when minimally necessary for building reconfiguration work.

                  17.5 Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations, permits, approvals, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Tenant shall provide Landlord with "as-built" plans showing any material change in the Premises within thirty (30) days after completion.

                  17.6 Before commencing any work, Tenant shall give Landlord at least five (5) days' prior written notice of the proposed commencement of such work.

                  17.7 At the time Landlord consents to the Improvements pursuant to Section 17.1, Landlord shall identify those Improvements which Tenant shall be required to remove upon the expiration or earlier termination of the Lease, and Landlord and Tenant shall mutually identify those Improvements which Tenant may remove upon the expiration or earlier termination of this Lease. Landlord and Tenant shall list any such Improvements on SCHEDULE 1 attached hereto, designating those which Tenant shall be required to remove and those which Tenant may remove. With respect to those Improvements not so identified, Landlord and Tenant acknowledge and agree that Landlord's approval of the final plans and specifications and working drawings for the Improvements pursuant to Section 17.1 shall be deemed Landlord's and Tenant's agreement that those Improvements not so identified shall become the property of Landlord upon the expiration or earlier termination of this Lease, and shall remain upon and be surrendered with the Premises as a part thereof. Those Improvements identified as Improvements which Tenant may remove are included within the term "Tenant's Removable Property" defined in Section 30.3. Notwithstanding the provisions of Section 30.3, Tenant shall, at Landlord's election, upon the expiration or earlier termination of this Lease, remove the Improvements which are identified as Improvements which Tenant shall be required to remove, and restore and return the Premises to the condition they were in when first occupied by Tenant.

         18.      REPAIRS AND MAINTENANCE.
                  ------------------------

                  18.1 Landlord shall repair, replace and maintain the structural and exterior portions of the Building and Project, including foundations, exterior walls, load bearing walls, windows, plate glass, and roofing, and the mechanical, electrical, plumbing, fire sprinkler, and elevator systems of the Project, subject to reimbursement by Tenant as its Pro Rata Share of Operating Expenses to the extent provided by Section 7.1. However, if such maintenance or repairs are required because of any act, neglect, fault of or omissions of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord the entire cost of such maintenance and repairs attributable to Tenant's act, neglect, fault or omission, unless such maintenance and repairs are covered by insurance carried by Landlord.

                  18.2 Except as otherwise set forth in Section 18.1, Tenant shall, throughout the term of this Lease, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair. Tenant shall upon the expiration or earlier termination of the term hereof surrender the Premises to Landlord in substantially the same condition as when received, ordinary wear and tear and damage from casualty and causes beyond the reasonable control of Tenant excepted.

                  18.3 Tenant hereby waives Civil Code Sections 1941 and 1942 relating to a landlord's duty to maintain the Premises in a tenantable condition, and the under said sections or under any law, statute or ordinance now or hereafter in effect to make repairs at Landlord's expense.

                  18.4 There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises, or in or to improvements, fixtures, equipment and personal property therein, unless such injury or interference is unreasonable or is the result of Landlord's grossly negligent or willful act or omission. If repairs or replacements become necessary which by the terms of this Lease are the responsibility of Tenant and Tenant fails to make the repairs or replacements, after notice from Landlord and opportunity for Tenant to make such repairs or replacements, Landlord may do so pursuant to the provisions of
Section 24.3.

                  18.5 Notwithstanding any of the foregoing, in the event of a fire, earthquake, flood, war or other similar cause of damage or destruction, this Article shall not be applicable and the provisions of Article 22, entitled "Damage or Destruction," shall apply and control.

         19.      LIENS.
                  ------

                  19.1 Tenant shall keep the Premises, the Building and the property upon which the Building is situated free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic's lien filed against the Project or the Premises for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within thirty (30) days after receiving written notice thereof (or within ten (10) business days after the filing thereof if requested by Landlord as necessary to facilitate a pending sale or refinancing), at the cost and expense of Tenant.

                  19.2 Should Tenant fail to discharge any lien of the nature described in Section 19.1, Landlord may at Landlord's election pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title and the cost thereof shall be immediately due from Tenant as Additional Rent.

                  19.3 In the event Tenant shall lease or finance the acquisition of equipment, furnishings, or other personal property utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code financing statement executed by Tenant will upon its face or by exhibit thereto indicate that such financing statement is applicable only to personal property of Tenant specifically described in the financing statement. In no event shall the address of the Building be furnished on the financing statement without qualifying language as to applicability of the lien only to removable property of Tenant described in the financing statement. Should any holder of a security agreement executed by Tenant record or place of record a financing statement which appears to constitute a lien against any interest of Landlord, Tenant shall within ten (10) days after the filing of such financing statement cause (i) copies of the security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord's being in a position to show such lien is not applicable to any interest of Landlord, and (ii) the holder of the security interest to amend documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Premises. Landlord shall execute such documents as are reasonably required by Tenant or Tenant's lenders or equipment lessors provided the same do not in any way alter the rights of Landlord under this Lease.

         20.      INDEMNIFICATION AND EXCULPATION.
                  --------------------------------

                  20.1 Except to the extent of the responsibility of Landlord pursuant to Section 20.2 hereof, Tenant agrees to indemnify Landlord and its members and affiliates, and their respective shareholders, directors, managers, members, partners, lenders, officers, agents, and employees (collectively, "LANDLORD'S AGENTS"), against, and to protect, defend, and save them harmless from, all demands, claims, causes of action, liabilities, losses and judgments, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), for death of or injury to person or damage to property arising out of (i) any occurrence in, upon or about the Premises during the term of this Lease, (ii) Tenant's use, occupancy, repairs, maintenance, and improvements of the Premises and all improvements, fixtures, equipment and personal property thereon, and (iii) any act or omission of Tenant, its shareholders, directors, officers, agents, employees, servants, contractors, invitees and subtenants, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's Agents. Tenant's obligation under this Section 20.1 shall survive the expiration or earlier termination of the term of this Lease.

                  20.2 Landlord agrees to indemnify Tenant and Tenant's shareholders, directors, managers, members, partners, lenders, affiliates, officers, agents, and employees (collectively "TENANT'S AGENTS") against and save them harmless from all demands, claims, causes of action and judgments, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), for death of, or injury to, any person or damage to property arising from or out of any occurrence in, upon, or about the Premises during the term of this Lease to the extent caused by the negligence or willful misconduct of Landlord or Landlord's Agents. Landlord's obligations under this Section 20.2 shall survive the expiration or earlier termination of the term of this Lease.

                  20.3 Notwithstanding any provision of this Article 20 to the contrary, Landlord shall not be liable to Tenant and Tenant assumes all risk of damage to and loss of any fixtures, goods, inventory, merchandise, equipment, records, research, experiments, animals and other living organisms, computer hardware and software, leasehold improvements, and other personal property of any nature whatsoever, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage, other than to the extent Landlord receives proceeds of insurance specifically allocated to such damage or loss. Tenant acknowledges that it is Tenant's obligation to procure insurance against any such damages or loss pursuant to Section 21.4, and that it would be impractical for Landlord to procure any such insurance in that the nature of Tenant's business makes the risks uncertain and difficult to underwrite and the potential risks are greater than Landlord is willing to assume. Therefore, regardless of the fault of Landlord, Landlord shall not be liable for any such damage or loss, other than to the extent Landlord receives proceeds of insurance specifically allocated to such damage or loss.

                  20.4 The indemnity obligations of both Landlord and Tenant under this Section 20 shall be satisfied to the extent of proceeds of applicable insurance maintained by the indemnifying party to the extent thereof, and thereafter to proceeds of any applicable insurance maintained by the other party; Landlord and Tenant shall be required to satisfy any such obligation only to the extent it is not satisfied by proceeds of applicable insurance as set forth above.

                  20.5 Security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts of third parties and it is agreed that Landlord shall not be liable for injuries or losses caused by criminal acts of third parties and the risk that any security device or service may malfunction or otherwise be circumvented by a criminal is assumed by Tenant, other than such injuries caused by the gross negligence or intentional conduct of the Landlord. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

                  20.6 Neither Landlord nor Tenant shall be liable to the other for any damages arising from any act or neglect of any other tenant or occupant of the Building or Project.

         21.      INSURANCE - WAIVER OF SUBROGATION.
                  ----------------------------------

                  21.1 Commencing prior to Tenant's first entry onto the Premises for purposes of installing any improvements, fixtures or personal property, but no later than the Term Commencement Date, and continuing at all times during the term of this Lease, Tenant shall maintain, at Tenant's expense, commercial general liability insurance, on an occurrence basis, insuring Tenant and Tenant's agents, employees and independent contractors against all bodily injury, property damage, personal injury and other covered loss arising out of the use, occupancy, improvement and maintenance of the Premises and the business operated by Tenant, or any other occupant, on the Premises. Such insurance shall have a minimum combined single limit of liability per occurrence of not less than $2,000,000 and a general aggregate limit of $4,000,000. Such insurance shall: (i) name Landlord, and Landlord's lenders if required by such lenders, and any management company retained to manage the Project if requested by Landlord, as additional insureds; (ii) include a broad form contractual liability endorsement insuring Tenant's indemnity obligations under Section 20.1; (iii) provide that it is primary coverage and noncontributing with any insurance maintained by Landlord or Landlord's lenders, which shall be excess insurance with respect only to losses arising out of Tenant's negligence; and
(iv) provide for severability of interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds.

                  21.2 At all times during the term of this Lease, Landlord shall maintain, subject to reimbursement by Tenant as an Operating Expense under
Section 7.1(b), "all risk" insurance, including, but not limited to, coverage against loss or damage by fire, vandalism, and malicious mischief covering the Project (exclusive of excavations, foundations and footings, and including the

Tenant Improvements), in an amount equal to one hundred percent (100%) of the full replacement value thereof. If any boilers or other pressure vessels or systems are installed on the Premises, Landlord shall maintain, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), boiler and machinery insurance in an amount equal to one hundred percent (100%) of the full replacement value thereof. The insurance described in this Section 21.2 shall:
(i) insure Landlord, and Landlord's lenders if required by such lenders, as their interests may appear; (ii) contain a Lender's Loss Payable Form (Form 438 BFU or equivalent) in favor of Landlord's lenders and name Landlord, or Landlord's lender if required by such lender, as the loss payee; (iii) provide for severability of interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds; and (iv) provide that it is primary coverage and non-contributing with any insurance maintained by Landlord or Landlord's lenders, which shall be excess insurance. The full replacement value of the Project, including the Tenant Improvements and other improvements and fixtures insured thereunder, shall, for the purpose of establishing insurance limits and premiums only, be determined by the company issuing the insurance policy and shall be redetermined by said company within six (6) months after completion of any material alterations or improvements to the Premises and otherwise at intervals of not more than three (3) years. Landlord shall promptly increase the amount of the insurance carried pursuant to this Section 21.2 to the amount so redetermined. The proceeds of the insurance described in this Section shall be used for the repair, replacement and restoration of the Project, including the Tenant Improvements and other improvements and fixtures insured thereunder, as further provided in Article 22; provided, however, if this Lease is terminated after damage or destruction, the insurance policy or policies, all rights thereunder and all insurance proceeds shall be assigned to Landlord

                  21.3 At all times during this Lease, Landlord shall maintain, pursuant to requirements of its mortgage lender, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), commercial general liability insurance, including coverage for death, bodily injury and broad form property damage, with a combined single limit in an amount of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate; umbrella excess liability coverage with a limit of not less than $20,000,000 over primary insurance, which policy shall include coverage for water damage, assumed and contractual liability coverage, premises medical payment, and automobile liability; and rental and/or business interruption insurance to cover loss of income in an amount not less than eighteen (18) months' projected receipts from the entire Project.

                  21.4 At all times during the term of this Lease, Tenant shall maintain, at Tenant's expense, "all risk" insurance against all damage and loss to Tenant's Removable Property, including but not limited to fixtures, goods, inventory, merchandise, equipment, records, research, experiments, animals and other living organisms, computer hardware and software, leasehold improvements, and other personal property of any nature whatsoever of Tenant or any subtenant of Tenant that may be occupying the Premises, or any portion thereof, from time to time, in an amount equal to the full replacement value thereof. Notwithstanding anything to the contrary contained here, Tenant shall be entitled to all proceeds from the insurance carried pursuant to this Section 21.4.

                  21.5 At all times during the term of this Lease, Tenant shall maintain workers' compensation insurance in accordance with California law, and employers' liability insurance with limits typical for companies similar to Tenant.

                  21.6 All of the policies of insurance referred to in this
Article 21 shall be written by companies authorized to do business in California and having a policyholder rating of not less than AA (or its equivalent), or a lesser rating reasonably acceptable to Landlord, by a generally accepted insurance rating agency. Each insurer referred to in this Article 21 shall agree, by endorsement on the applicable policy or by independent instrument furnished to Landlord, that it will give Landlord, and Landlord's lenders if required by such lenders, at least ten (10) days' prior written notice by registered mail before the applicable policy shall be canceled for non-payment of premium, and thirty (30) days' prior written notice by registered mail before the applicable policy shall be canceled or altered in coverage, scope, amount or other material term for any other reason (although any failure of an insurer to give notice as provided herein shall not be a breach of this Lease by Tenant). No policy shall provide for a deductible amount in excess of $100,000, unless approved in advance in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall deliver to Landlord, and to Landlord's lenders if required by such lenders, copies of the insurance policies required to be carried by Tenant, certified by the insurer, or certificates evidencing such insurance policies, issued by the insurer, together with evidence of payment of the required premiums, prior to the required date for commencement of such coverage. At least thirty (30) days prior to expiration of any such policy, Tenant shall deliver to Landlord, and Landlord's lenders if required by such lenders, a certificate evidencing renewal, or a certified copy of a new policy or certificate evidencing the same, together with evidence of payment of the required premiums. If Tenant fails to provide to Landlord any such policy or certificate by the required date for commencement of coverage, or within fifteen (15) days prior to expiration of any policy, or to pay the premiums therefor when required, Landlord shall have the right, but not the obligation, to procure said insurance and pay the premiums therefor. Any premiums so paid by Landlord shall be repaid by Tenant to Landlord with the next due installment of rent, and failure to repay the same shall have the same consequences as failure to pay any installment of Rent.

                  21.7 Landlord may provide the property insurance required under this Article 21 pursuant to a so-called blanket policy or policies of property insurance maintained by Landlord.

                  21.8 Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, members, managers, partners, employees, agents, and representatives of the other, on account of loss or damage to such waiving party or such waiving party's property or the property of others under its control, to the extent that such loss or damage is caused by or results from risks insured against under any insurance policy which insures such waiving party's property at the time of such loss or damage, which waiver shall continue in effect as long as the parties' respective insurers so permit. Any termination of such waiver shall be by written notice as hereinafter set forth. Prior to obtaining policies of insurance required or permitted under this Lease, Landlord and Tenant shall give notice to the insurers that the foregoing mutual waiver is contained in this Lease, and each party shall use its best efforts to cause such insurer to approve such waiver in writing and to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party. If such written approval of such waiver of subrogation cannot be obtained from any insurer or is obtainable only upon payment of an additional premium which the party seeking to obtain the policy reasonably determines to be commercially unreasonable, the party seeking to obtain such policy shall notify the other thereof, and the latter shall have twenty (20) days thereafter to either: (i) identify other insurance companies reasonably satisfactory to the other party that will provide the written approval and waiver of subrogation; or
(ii) agree to pay such additional premium. If neither (i) nor (ii) are done, the mutual waiver set forth above shall not be operative, and the party seeking to obtain the policy shall be relieved of the obligation to obtain the insurer's written approval and waiver of subrogation with respect to such policy during such time as such policy is not obtainable or is obtainable only upon payment of a commercially unreasonable additional premium as described above. If such policies shall at any subsequent time be obtainable or obtainable upon payment of a commercially reasonable additional premium, neither party shall be subsequently liable for failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section 21.8, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other's insurer.

         22.      DAMAGE OR DESTRUCTION.
                  ----------------------

                  22.1 In the event of damage to or destruction of all or any portion of the Project or the Premises or the improvements and fixtures thereon (collectively, "IMPROVEMENTS") arising from a risk covered by the insurance described in Section 21.2, Landlord shall within a reasonable time commence and proceed diligently to repair, reconstruct and restore (collectively, "RESTORE") the improvements to substantially the same condition as they were in immediately prior to the casualty. Tenant shall be responsible for its Pro Rata Share of insurance deductibles and for all costs of restoration in excess of insurance proceeds as Operating Expenses pursuant to the provisions of Article 7, provided, however, that any such costs which would be deemed of a "capital" nature under generally accepted accounting principles shall be amortized over the useful life of the repair or replacement as determined under Internal Revenue Service guidelines, and Tenant shall pay only that portion of the costs which are amortized over the balance of the term, payable at the time the costs are incurred to the extent Tenant's share of the costs are less than $1.75 per square foot of Rentable Area of the Premises, with the balance payable on a monthly basis during the balance of the term. In no event shall Tenant be liable for costs of restoration to the extent the inadequacy of insurance proceeds is due to Landlord's failure to carry the insurance required to be carried by Landlord pursuant to the terms of this Lease.

                  22.2 In the event of any damage to or destruction of all or any portion of the improvements arising from a risk which is not covered by the insurance required to be carried by Landlord pursuant to Section 21.2, Landlord may elect at its cost to restore the improvements, in which event Landlord shall, within a reasonable time, commence and proceed diligently to restore the improvements to substantially the same condition as they were in immediately prior to the casualty. In the event Landlord elects not to restore the improvements, this Lease shall terminate as of the date of the damage or destruction unless Tenant elects to pay the full cost of restoration.

                  22.3 In the event the improvements are restored pursuant to
Section 22.1 or Section 22.2, this Lease shall continue in full force and effect, notwithstanding such damage or destruction; provided, however, that if the damage or destruction (i) occurs during the last year of the term and the expense of restoration exceeds $500,000, or (ii) occurs at any other time and the expense of restoration (after application of insurance proceeds) exceeds $1,000,000, Landlord may at its election terminate the Lease unless Tenant elects to pay the full cost of restoration.

                  22.4 In satisfying its obligations under this Article 22, Landlord shall be not be required to fulfill its restoration responsibilities with improvements identical to those which were damaged or destroyed; rather, with the consent of Tenant, which consent will not be unreasonably withheld or delayed, Landlord may restore the damage or destruction with improvements reasonably equivalent or of reasonably equivalent value to those damaged or destroyed. Provided, however, that such restoration complies with all the then existing applicable building codes.

                  22.5 In the event of damage, destruction and/or restoration as herein provided, Tenant shall not be entitled to any compensation or damages occasioned by any such damage, destruction or restoration, but Tenant shall be entitled to an equitable abatement of rent in proportion to the extent the Premises are not usable by Tenant. Notwithstanding the foregoing, in the event restoration cannot reasonably be completed within six (6) months following the damage or destruction as estimated by Landlord's architect, Landlord will give notice thereof to Tenant within fifteen (15) days following such damage or destruction, and Tenant at its election may by written notice to Landlord terminate this Lease. In the event of such termination, Tenant shall have no responsibility for contributing to the expense of restoration.

                  22.6 Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the restoration of the improvements after the occurrence of such damage or destruction by reason of acts of God, war, terrorism, government restrictions, inability to procure the necessary labor or materials, strikes, or other causes beyond the control of Landlord (but excluding economic conditions or financial inability to perform), the time for Landlord to commence or complete restoration shall be extended for the time reasonably required as a result of such event.

                  22.7 If an insured casualty occurs, Landlord shall make the loss adjustment with the insurance company for the insurance carried by Landlord.

                  22.8 Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) or any similar statute now existing or hereafter adopted governing destruction of the Premises, so that the parties' rights and obligations in the event of damage or destruction shall be governed by the provisions of this Lease.


         23.      EMINENT DOMAIN.
                  ---------------

                  23.1 In the event the whole of the Project shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

                  23.2 In the event of a partial taking of the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then Landlord may elect to terminate this Lease if such taking is of a material nature such as to make it uneconomical to continue use of the unappropriated portions for the purposes for which they were intended, and Tenant may elect to terminate this Lease if such taking is of material detriment to, and substantially interferes with, Tenant's use and occupancy of the Premises. In no event shall this Lease be terminated when such a partial taking does not have a material adverse effect upon Landlord or Tenant or both. Termination by either party pursuant to this section shall be effective as of the date possession is required to be surrendered to said authority.

                  23.3 If upon any taking of the nature described in this
Article 23 this Lease continues in effect, then Landlord shall promptly proceed to restore the remaining portion of the Project, including all improvements and fixtures located in the Premises, to substantially their same condition prior to such partial taking; provided, however, Landlord's obligation hereunder shall be limited to the amount of the condemnation proceeds. Basic Annual Rent shall be abated proportionately on the basis of the square feet of the Rentable Area of the Project or Premises taken.

         24.      DEFAULTS AND REMEDIES.
                  ----------------------

                  24.1 Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within ten (10) days of the date such payment is due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid within thirty (30) days of the date such payment is due shall bear interest from thirty (30) days after the date due until paid at the rate of ten percent (10%) per annum.

                  24.2 No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

                  24.3 If Tenant fails to pay any sum of money (other than Basic Annual Rent) required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act; provided, that such failure by Tenant continued for ten (10) days after written notice from Landlord demanding performance by Tenant was delivered to Tenant, or resulted or could have resulted in a violation of law or the cancellation of an insurance policy maintained by Landlord. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to ten percent (10%) per annum shall be payable to Landlord on demand as Additional Rent.

                  24.4 The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

                           (a) The failure by Tenant to make any payment of
Rent, as and when due, where such failure shall continue for a period of five
(5) days, without the necessity of notice thereof from Landlord to Tenant;

                           (b) The failure by Tenant to observe or perform any
obligation other than described in Section 24.4(a) to be performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required to cure the default, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute the same to completion. Such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161;

                           (c) Tenant makes an assignment for the benefit of
creditors;

                           (d) A receiver, trustee or custodian is appointed to,
or does, take title,
possession or control of all, or substantially all, of Tenant's assets;

                           (e) An order for relief is entered against Tenant
pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

                           (f) Any involuntary petition is filed against the
Tenant under any chapter of the Bankruptcy Code and is not dismissed within ninety (90) days; or

                           (g) Tenant's interest in this Lease is attached,
executed upon, or otherwise judicially seized and such action is not released within ninety (90) days of the action.

                           Notices given under this Section shall specify the
alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice, and in no event shall a forfeiture or termination occur without such written notice.

                  24.5 In the event of a default by Tenant, and at any time thereafter, and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including:

                           (a) The worth at the time of award any unpaid Rent
which had been earned at the time of such termination; plus

                           (b) The worth at the time of award of the amount by
which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

                           (c) The worth at the time of award of the amount by
which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

                           (d) Any other amount necessary to compensate Landlord
for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of restoring the Premises to the condition required under the terms of this Lease; plus

                           (e) At Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                           As used in Subsections (a), (b) and (c), the "time of
award" shall mean the date upon which the judgment in any action brought by Landlord against Tenant by reason of such default is entered or such earlier date as the court may determine . As used in Subsections (a) and (b), the "worth at the time of award" shall be computed by allowing interest at the rate specified in Section 24.1. As used in Subsection (c) above, the "worth at the time of award" shall be computed by taking the present value of such amount using the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percentage point.

                  24.6 In the event of a default by Tenant, and if Landlord does not elect to terminate this Lease as provided in Section 24.5 or otherwise terminate Tenant's right to possession of the Premises, Landlord shall have the remedy described in Section 1951.4 of the Civil Code. Landlord may continue this Lease in effect, as lessee has the right to sublet or assign, subject only to reasonable limitations, pursuant to Section 25.1 and 25.2 for so long as Landlord does not terminate Tenant's right to possession of the Premises, and may enforce all of its rights and remedies under the Lease, including the right from time to time to recover Rent as it becomes due under the Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

                  24.7 Notwithstanding anything herein to the contrary, Landlord's reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Premises, or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease, shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies hereunder, including, without limitation, the right to recover from Tenant as they become due hereunder all Rent and other charges required to be paid by Tenant under the terms of this Lease.

                  24.8 All rights, options, and remedies of Landlord contained in this Lease shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or by any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.

24.9 Termination of this Lease or Tenant's right to possession by Landlord shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of
(i) the date of Lease termination or (ii) the date possession of Premises is surrendered.

                  24.10 Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord advises Tenant in writing of the need for more than thirty (30) days to perform such obligation, commences performance within ten (10) days after Tenant serves the written notice of Landlord's failure to perform and thereafter diligently prosecutes the same to completion.

                  24.11 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary and/or mortgagee a reasonable opportunity to cure the default, but in no event less than thirty (30) days after the notice is given or thirty (30) days beyond any applicable cure period given to Landlord in this Article 24, whichever is later.

         25.      ASSIGNMENT OR SUBLETTING.
                  -------------------------

                  25.1 Except as hereinafter provided, Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit or suffer the Premises or any part thereof to be used or occupied as work space, storage space, concession or otherwise by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

                  25.2 If Tenant desires to assign this Lease to an entity into which Tenant is merged, with which Tenant is consolidated, or which acquires all or substantially all of the assets of Tenant, provided that the successor entity's net worth and liquid assets are equal or greater than Tenant's immediately prior to the assignment, and further provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease arising after the effective date of the transfer, then Landlord upon receipt of proof of foregoing, will consent to the assignment; provided however, Landlord's consent shall not be required if such transfers occur in a public stock exchange.

                  25.3 In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises or any part thereof to a transferee other than one set forth in Section 25.2, then at least ten (10) days, but not more than forty-five (45) days, prior to the date when Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references and financial statements) concerning the reputation and financial ability of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require.

                  25.4 Landlord in making its determination as to whether consent should be given to a proposed assignment or sublease, may give consideration to (i) the financial strength of such successor (but may not withhold consent on this ground if the successor's net worth and liquid assets are equal to or greater than Tenant's immediately prior to the assignment), notwithstanding the assignor remaining liable for Tenant's performance, (ii) any use which such successor proposes to make of the Premises, and (iii) whether the proposed assignee or sublessee represents a potential risk of compromise of trade secrets of another tenant of the Project. If Landlord fails to deliver written notice of its determination to Tenant within fifteen (15) days following receipt of the Assignment Notice and the information required under Section 25.4, Landlord shall be deemed to have approved the request. As a condition to any assignment or sublease to which Landlord has given consent, any such assignee or sublessee must execute, acknowledge and deliver to Landlord an agreement whereby the assignee or sublessee agrees to be bound by all of the covenants and agreements in this Lease.

                  25.5 Any sale, assignment, hypothecation or transfer of this Lease or subletting of Premises that is not in compliance with the provisions of this Article 25 shall be void.

                  25.6 The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from full and primary liability.

                  25.7 If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises, and Landlord as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent. Furthermore, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, any security deposit received from the subtenant, which Landlord shall hold pursuant to the terms of the sublease. The security deposit shall be transferable by Landlord to a successor Landlord and to Landlord's mortgage lender which is the beneficiary of a deed of trust encumbering the Premises, provided such lender agrees to hold the security deposit pursuant to the terms of the sublease and this Lease.

                  25.8 Notwithstanding any subletting or assignment Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due, or to become due hereunder, and for the full performance of all other terms, conditions, and covenants to be kept and performed by Tenant. The acceptance of rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant, or condition hereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting or assignment of the Premises. Landlord shall not withhold consent to an assignment back to the original Tenant hereunder from a subsequent assignee.

                  25.9 Any sublease of the Premises shall be subject and subordinate to the provisions of this Lease, shall not extend beyond the term of this Lease, and shall provide that the sublessee shall attorn to Landlord, at Landlord's sole option, in the event of the termination of this Lease. Landlord and any lender shall upon Tenant's request provide any sublessee of the entirety of the Premises with a recognition and nondisturbance agreement in the form described in Article 35 on the condition that the sublessee agrees to attorn to Landlord on exactly the same terms and conditions as this Lease. Any assignment of the Lease or sublease of the Premises shall provide that the assignee or sublessee shall provide financial statements to Landlord as reasonably required by present and prospective lenders and purchasers of the Project.

                  25.10 In the event Tenant assigns, hypothecates or otherwise transfer this Lease or sublets the Premises Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the rent and other consideration received from the transferee during the term of this Lease in excess of Rent payable to Landlord under this Lease, after tenant has recouped any reasonable commissions and legal expenses occasioned by such transfer and payable to third parties.

                  25.11 Notwithstanding any of the foregoing provisions to the contrary, in the event Tenant desires to assign this Sublease or sublet the entire Premises to a transferee other than to a transferee describe in Section 25.2, Landlord may elect to terminate this Lease by written notice given by Landlord to Tenant within fifteen (15) days following receipt of the Assignment Notice and the information required under Section 25.3.

         26.      ARBITRATION/ATTORNEYS' FEES.
                  ----------------------------

                  26.1 Any and all disputes in any way arising out of or relating to this Lease shall be submitted to binding arbitration before the American Arbitration Association. The arbitration shall be presided over by one arbitrator. The appointment of the arbitrator shall be in accordance with California Code of Civil Procedure Section 1281.6. Prior to the arbitration hearing, the Landlord and Tenant shall exchange all documents they intend to rely on at the hearing. If approved by the arbitrator, the Landlord and Tenant may also take depositions or engage in other forms of written discovery.

                  26.2 Notwithstanding the foregoing, Landlord may prosecute a court action for unlawful detainer in order to effect an eviction of tenant to the extent permitted by this Lease.

                  26.3 If either party commences an arbitration proceeding or court action, the prevailing party shall be entitled to have and recover from the other party reasonable attorneys' fees, expert witness fees and costs of suit.


         27.      BANKRUPTCY.
                  -----------

                  27.1 In the event a debtor, trustee, or debtor-in-possession under the Bankruptcy Code, or other person with similar rights, duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate assurance to Landlord that (i) a default will be cured, (ii) Landlord will be compensated for its damages arising from any breach of this Lease, or (iii) future performance under this Lease will occur, then adequate assurance shall include any or all of the following, as determined by the Bankruptcy Court: (a) those acts specified in the Bankruptcy Code or other law as included within the meaning of adequate assurance; (b) a cash payment to compensate Landlord for any monetary defaults or damages arising from a breach of this Lease; (c) the credit worthiness and desirability, as a tenant, of the person assuming this Lease or receiving an assignment of this Lease, at least equal to Landlord's customary and usual credit worthiness requirements and desirability standards in effect at the time of the assumption or assignment, as determined by the Bankruptcy Court; and (d) the assumption or assignment of all of Tenant's interest and obligations under this Lease.

         28.      DEFINITION OF LANDLORD.
                  -----------------------

                  28.1 The term "LANDLORD" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only Landlord or the successor-in-interest of Landlord under this Lease at the time in question. In the event of any transfer, assignment or conveyance of Landlord's title or leasehold, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor and any prior grantors) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises or this Lease without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the terms or conditions of this Lease.

         29.      ESTOPPEL CERTIFICATE.
                  ---------------------

                  29.1 Each party shall, within fifteen (15) days of written notice from the other party, execute, acknowledge and deliver to the other party a statement in writing on a form reasonably requested by a proposed lender, purchaser, assignee or subtenant (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to each party's knowledge, any uncured defaults on the part of Landlord or Tenant hereunder (or specifying such defaults if any are claimed) and (iii) setting forth such further information with respect to this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective lender, purchaser, assignee or subtenant of all or any portion of the Premises.

         30.      REMOVAL OF PROPERTY.
                  --------------------

                  30.1 Except as provided in Section 10.5 and in this Article 30, all fixtures and personal property owned by Tenant ("TENANT'S REMOVABLE PROPERTY") shall be and remain the property of Tenant, and may be removed by Tenant at any time. Landlord waives any and all rights, title and interest Landlord now has, or hereafter may have, whether statutory or otherwise, in Tenant's Removable Property. At the expiration or earlier termination of this Lease, Tenant shall remove all Tenant's Removable Property in accordance with this Lease, unless Landlord shall have otherwise agreed in writing.

                  30.2 The Project, Building and Tenant Improvements, and all fixtures and personal property owned by Landlord, shall be and remain the property of Landlord, and shall, upon the expiration or earlier termination of this Lease, remain upon and be surrendered with the Premises as a part thereof.

                  30.3 Notwithstanding Section 30.1, Tenant may not remove any property if such removal would cause material damage to the Premises, unless such damage can be and is repaired by Tenant. Furthermore, Tenant shall repair any damage to the Premises caused by Tenant's removal of any such property, and shall, prior to the expiration or earlier termination of this Lease, restore and return the Premises to substantially the same condition they were in when first occupied by Tenant, reasonable wear and tear excepted. At a minimum, even if they are determined to be fixtures or personal property owned by Tenant, and notwithstanding the provisions of Section 30.1, Tenant shall leave in place and repair any damage to the interior floors, walls, doors and ceilings of the Premises, all cabling and wiring in the Premises, and the heating, ventilation, air conditioning, plumbing, and electrical systems in the Premises; all such property shall become the property of Landlord upon the expiration or earlier termination of this Lease, and shall remain upon and be surrendered with the Premises as a part thereof. The provisions of Article 17 shall apply to any restoration work under this Article as if the restoration was an alteration, addition or improvement thereunder. Should Tenant require any period beyond the expiration or earlier termination of the Lease to complete such restoration, Tenant shall be a tenant at sufferance subject to the provisions of Section 12.2 hereof, unless tenant obtains Landlord's consent pursuant to Section 12.1 prior to the termination or earlier termination of the Lease.

                  30.4 If Tenant shall fail to remove any fixtures or personal property which it is entitled to remove under this Article 30 from the Premises prior to termination of this Lease, then Landlord may dispose of the property under the provisions of Section 1980 et seq. of the California Civil Code, as such provisions may be modified from time to time, or under any other applicable provisions of California law.

         31.      LIMITATION OF LANDLORD'S LIABILITY.
                  -----------------------------------

                  31.1 If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Project of which the Premises are a part, or, in the sole discretion of the Tenant, out of rent or other income from the Project receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Building and Project of which the Premises are a part.

                  31.2 Neither Landlord nor Landlord's Agents shall be personally liable for any deficiency except to the extent liability is based upon willful and intentional misconduct and except to the extent a court determines the existence of an alter ego relationship. If Landlord is a partnership or joint venture, the partners of such partnership shall not be personally liable and no partner of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any partner of Landlord, except as may be necessary to secure jurisdiction of the partnership or joint venture or to the extent liability is caused by gross negligence, willful and intentional misconduct. If Landlord is a corporation, other than as provided above, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any shareholder, director, officer, employee, or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. If Landlord is a limited liability company, other than as provided above, the members, managers, officers, employees, and/or agents of such limited liability company shall not be personally liable and no member, manager, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any member, manager, officer, employee, or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. No partner, shareholder, director, member, manager, employee, or agent of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, shareholder, director, member, manager, employee, or agent of Landlord.

                  31.3 Each of the covenants and agreements of this Article 31 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or by common law.

         32.      CONTROL BY LANDLORD.
                  --------------------

                  32.1 Landlord reserves full control over the Project to the extent not inconsistent with Tenant's quiet enjoyment and use of Premises. This reservation includes the right to establish ownership of the Building separate from fee title to the real property underlying the Building, to divide the Project into more than one lot, and to construct other buildings or improvements on the real property, provided Tenant's quiet enjoyment of the Premises is not affected. Tenant shall, should Landlord so request, promptly join with Landlord in execution of such documents as may be appropriate to assist Landlord to implement any such action provided Tenant need not execute any document which is of a nature wherein liability is created in Tenant or if by reason of the terms of such document Tenant will be deprived of the quiet enjoyment and use of the Premises as granted by this Lease.

                  32.2 Landlord reserves the right to enter the Premises, and to cause its contractors to enter the Premises, upon reasonable prior written notice to Tenant, to maintain, repair or replace mechanical (HVAC), electrical, plumbing, sprinkler and other systems and equipment, and to install improvements, within the Premises or within adjoining premises (including access through the Premises to areas of the Building above and below the Premises). Tenant acknowledges that because of the design and configuration of the Building, and the nature of the Building as a multi-tenant biotech facility, that temporary access through the Premises to other areas of the Building will be reasonably necessary from time to time, and that such access may interfere with Tenant's quiet enjoyment of the Premises; provided, however, that such interference shall not materially interfere with Tenant's use and occupancy of the Premises. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to adjoining premises unless such injury or interference is unreasonable and is the result of Landlord's grossly negligent or willful act or omission.


         33.      QUIET ENJOYMENT.
                  ----------------

                  33.1 So long as Tenant is not in default, Landlord covenants that Landlord or anyone acting through or under Landlord will not disturb Tenant's occupancy of the Premises except as permitted by the provisions of this Lease and that Landlord shall use reasonable efforts to enforce the lease obligations of tenants of the balance of the Building and Project to the extent they might otherwise disturb Tenant's occupancy.


         34.      QUITCLAIM DEED.
                  ---------------

                  34.1 Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, immediately on Landlord's request, a quitclaim deed to the Premises and Project or other document in recordable form suitable to evidence of record termination of this Lease.

         35.      SUBORDINATION AND ATTORNMENT.
                  -----------------------------

                  35.1 This lease shall be subject to and subordinate to the lien of any mortgage or deed of trust now or hereafter in force against the Project and Building of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. However, if any such mortgagee or beneficiary so elects at any time prior to or following a default by Tenant, this Lease shall be deemed prior in lien to any such mortgage or deed of trust regardless of date and Tenant will execute a statement in writing to such effect at Landlord's request in a form reasonably satisfactory to Tenant

                  35.2 Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or deed of trust as may be required by Landlord, provided that the lienholder, beneficiary, or mortgagee concurrently therewith executes and delivers to Tenant a non-disturbance agreement in recordable form.

                  35.3 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease in accordance with the terms of the non-disturbance Agreement.

         36.      SURRENDER.
                  ----------

                  36.1 No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder unless accepted by Landlord.

                  36.2 The voluntary or other surrender of this Lease by Tenant shall not work a merger, unless Landlord consents, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

         37.      WAIVER AND MODIFICATION.
                  ------------------------

                  37.1 No provision of this Lease may be modified, amended or added to except by an agreement in writing executed by Landlord and Tenant. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

         38.      HAZARDOUS MATERIAL.
                  -------------------

                  38.1 During the term, Tenant, at its sole cost, shall comply with all federal, state and local laws, statutes, ordinances, codes, regulations and orders relating to the receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release and disposal of Hazardous Material (as defined below) in or about the Premises. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors, invitees or subtenants, in a manner or for a purpose prohibited by any federal, state or local agency or authority. The accumulation of Hazardous Material shall be in approved containers and removed from the Premises by duly licensed carriers.

                  38.2 Tenant shall immediately provide Landlord with telephonic notice, which shall promptly be confirmed by written notice, of any and all spillage, discharge, release and disposal of Hazardous Material onto or within the Premises, including the soils and subsurface waters thereof, which by law must be reported to any federal, state or local agency, and any injuries or damages resulting directly or indirectly therefrom. Further, Tenant shall deliver to Landlord each and every notice or order, when said order or notice identifies a violation which may have the potential to adversely impact the Premises, received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof promptly upon receipt of each such notice or order by Tenant. Landlord shall have the right, upon reasonable notice, to inspect and copy each and every notice or order received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof.

                  38.3 Tenant shall be responsible for and shall indemnify, protect, defend and hold harmless Landlord and Landlord's Agents from any and all liability, damages, injuries, causes of action, claims, judgments, costs, penalties, fines, losses, and expenses which arise during or after the term of this Lease and which result from Tenant's (or from Tenant's Agents, assignees, subtenants, employees, agents, contractors, licensees, or invitees) receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, including without limitation (i) diminution in value of the Premises or any portion of the Project, (ii) damages for the loss or restriction on use of any portion or amenity of the Premises or Project, (iii) damages arising from any adverse impact on marketing of space in the Premises or the Project, (iv) damages and the costs of remedial work to other property in the vicinity of the Project owned by Landlord or an affiliate of Landlord, and (v) reasonable consultant fees, expert fees, and attorneys' fees. Landlord shall be responsible for and shall indemnify, protect, defend and hold harmless Tenant on the same basis as above for any claims which result from Landlord's or from Landlord's Agents receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises or any Hazardous Material at the Project existing prior to the Term Commencement Date.

                  38.4 The indemnification of Landlord and Landlord's Agents by Tenant pursuant to the preceding Section 39.3 includes, without limiting the generality of Section 39.3, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil, subsoil, ground water, or elsewhere on, under or about the Premises, or on, under or about any other property in the vicinity of the Project owned by Landlord or an affiliate of Landlord, to the extent caused by Tenant. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, or underlying soil or groundwater, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to that condition required by applicable law as applied by any government entity with proper jurisdiction with regard thereto, provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld, except that Tenant shall not be required to obtain Landlord's prior approval of any action of an emergency nature reasonably required or any action mandated by a governmental authority, but Tenant shall give Landlord prompt notice thereof.

                  38.5 Landlord acknowledges that it is not the intent of this
Article 39 to prohibit Tenant from operating its business as described in
Article 10 or to unreasonably interfere with the operation of Tenant's business. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Material is strictly and properly monitored according to all applicable governmental requirements. Any approval or consent required by this Section 39.5 shall not be unreasonably withheld, conditioned or delayed.

                  38.6 As a material inducement to Landlord to allow Tenant to use Hazardous Material in connection with its business, Tenant agrees to provide to Landlord a list identifying each type of Hazardous Material to be present in or about the Premises and setting forth all governmental approvals or permits required in connection with the presence of Hazardous Material in or about the Premises ("HAZARDOUS MATERIAL INVENTORY"). Tenant shall deliver a Hazardous Material Inventory to Landlord no later than twenty (20) days (i) prior to the occupancy of any portion of the Premises or the placement of equipment anywhere on the Project, (ii) prior to any increase in the types or amounts of Hazardous Material, (iii) after a request of Landlord reasonably required for purposes of monitoring the Project, and (iv) prior to the initiation by Tenant of any changes in the Premises or elsewhere on the Project which involve any increase in the types or amounts of Hazardous Material, and shall deliver a Hazardous Material Inventory to Landlord in any event annually no later than December 31 of each year. For each type of Hazardous Material listed, the Hazardous Material Inventory shall include the (i) chemical name; (ii) material state (solid, liquid, gas, cryogen); (iii) concentration; (iv) storage amount and storage condition (cabinets or no cabinets); (v) use amount and use condition (open use or closed use); (vi) location (room number/identification); and (vii) chemical abstract service (CAS) number, if known. In the event that Tenant's Hazardous Material Inventory indicates non-compliance with this Lease or applicable building and fire code requirements, Tenant shall at its expense diligently take steps to bring its storage and use of Hazardous Material into compliance.

                  38.7 Tenant further agrees to make available to Landlord, upon Landlord's reasonable request, true and correct copies of the following documents ("HAZARDOUS MATERIAL DOCUMENTS"): governmental approvals or permits required in connection with the presence of Hazardous Material on the Premises; a copy of the Hazardous Material business plan prepared pursuant to Health and Safety Code Section 25500 et seq.; documents relating to the handling, storage, disposal and emission of Hazardous Material, including: permits; approvals; reports and correspondence; notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Premises (provided said installation of tanks shall be permitted only after Landlord has given Tenant its written consent to do so, which consent may not be unreasonably withheld); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or about the Premises for the closure of any such tanks. Tenant shall not be required, however, to provide Landlord with that portion of any document which contains information of a proprietary nature and which, in and of itself, does not contain a reference to any Hazardous Material which is not otherwise identified to Landlord in such documentation, unless any such Hazardous Material Document names Landlord as an "owner" or "operator" of the facility in which Tenant is conducting its business. It is not the intent of this subsection to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors. Landlord shall treat all information furnished by Tenant to Landlord pursuant to this Article 39 as confidential and shall not disclose such information to any person or entity, except as provided in this Article 39, without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed, except as required by law.

                  38.8 Notwithstanding other provisions of this Article 39, it shall be a default under this Lease, and Landlord shall have the right to terminate the Lease and/or pursue its other remedies under Article 24, in the event that (i) Tenant's use of the Premises for the generation, storage, use, treatment or disposal of Hazardous Material is in a manner or for a purpose prohibited by applicable law unless Tenant is diligently pursuing compliance with such law, (ii) Tenant has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating the Premises if the contamination resulted from Tenant's action or use of the Premises, unless Tenant is diligently pursuing compliance with such requirement, or (iii) Tenant is subject to an enforcement order issued by any governmental authority in connection with Tenant's use, disposal or storage of a Hazardous Material on the Premises, unless Tenant is diligently seeking compliance with such enforcement order.

                  38.9 Notwithstanding the provisions of Article 25, if any anticipated use of the Premises by a proposed assignee or subtenant involves the generation or storage, use, treatment or disposal of Hazardous Material and (i) the proposed assignee or sublessee has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such party's action or use of the property in question and has failed to take such action, or (ii) the proposed assignee or sublessee is subject to a final, unappealable enforcement order issued by any governmental authority in connection with such party's use, disposal or storage of Hazardous Material of a type such proposed assignee or sublessee intends to use in the Premises and shall have failed to comply with such order, it shall not be unreasonable for Landlord to withhold its consent to an assignment or subletting to such proposed assignee or sublessee.

                  38.10 Landlord represents that, to the best of its knowledge, as of the date of this Lease, there is no Hazardous Material on the Premises. Landlord shall provide Tenant with a current Phase I Environmental Site Assessment, and any current Phase II Environmental Site Assessment recommended therein, at the time of the completion of the current renovation of the Project to a biotech facility. Should the environmental site assessment(s) disclose the presence of Hazardous Material beyond legally permissible levels, Landlord shall correct the deficiencies to Tenant's reasonable satisfaction and shall cause updates to the environmental site assessment(s) to be issued reflecting the remedy. The environmental site assessment(s) and all updates thereto are hereinafter referred to as the "BASE LINE REPORT," and shall be deemed conclusive as to the condition of the Premises, unless, within ninety (90) days of receipt, Tenant causes an inspection of its own to be conducted, which inspection discloses the presence of Hazardous Material materially different from that disclosed in the Base Line Report.

                  38.11 At any time prior to the expiration or earlier termination of the term of the Lease, Landlord shall have the right to enter upon the Premises, upon reasonable prior notice to Tenant, at all reasonable times and at reasonable intervals in order to conduct appropriate tests regarding the presence, use and storage of Hazardous Material, and to inspect Tenant's records with regard thereto. Tenant will pay the reasonable costs of any such test which demonstrates that contamination in excess of permissible levels has occurred and such contamination was caused by Tenant's use of the Premises during the term of the Lease. Tenant shall correct any deficiencies identified in any such tests in accordance with its obligations under this
Article 39 to the extent the result of Tenant's use of the Premises during the term of this Lease.

                  38.12 Tenant shall at its own expense cause an environmental site assessment of the Premises to be conducted and a report thereof delivered to Landlord upon the expiration or earlier termination of the Lease, such report to be as complete and broad in scope as is necessary to identify any impact on the Premises Tenant's operations might have had (hereinafter referred to as the "EXIT REPORT"). Tenant shall correct any deficiencies identified in the Exit Report in accordance with its obligations under this Article 39 prior to the expiration or earlier termination of this Lease. This Article 39 is the exclusive provision in this Lease regarding clean-up, repairs or maintenance arising from receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, and the provisions of Articles 7, 10, 18, and 20 shall not apply thereto.

                  38.13 Tenant's obligations under this Article 39 shall survive the termination of the Lease.

                  38.14 As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25515, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 2, Chapter 6.8 (Carpenter-Presly-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material," hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Substances), (v) petroleum,
(vi) asbestos, (vii) listed under Article 9 and defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a "hazardous waste" pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901, et. seq. (42 U.S.C. Section 6903), or (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C.
Section 9601).

         39.      MISCELLANEOUS.
                  --------------

                  39.1 TERMS AND HEADINGS. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  39.2 EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                  39.3 TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

                  39.4 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

                  39.5 CONSENTS. Whenever consent or approval of either party is required, that party shall not unreasonably withhold or delay such consent or approval, except as may be expressly set forth to the contrary.

                  39.6 ENTIRE AGREEMENT. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement.

                  39.7 SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void, or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect; provided, however, if the provisions of this Lease relating to Tenant's stated use of the Premises shall be determined by any government agency having jurisdiction to be invalid or unenforceable, this Lease, effective as of the date of such determination, shall be deemed to be void and of no further force and effect.

                  39.8 RECORDING. Either Landlord or Tenant may record a short form memorandum hereof, subject to the requirement to execute and deliver a quitclaim deed pursuant to the provisions of Section 34.1 hereof.

                  39.9 IMPARTIAL CONSTRUCTION. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

                  39.10 INUREMENT. Each of the covenants, conditions, and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees, or any person who may come into possession of said Premises or any part thereof in any manner whatsoever. Nothing in this Section 40.10 contained shall in any way alter the provisions against assignment or subletting in this Lease provided.

                  39.11 FORCE MAJEURE. If either party cannot perform any of its obligations (other than Tenant's obligation to pay Rent), or is delayed in such performance (other than Tenant's obligation to pay Rent), due to events beyond such party's control, the time provided for performing such obligations shall be extended by a period of time equal to the delay attributable to such events. Events beyond a party's control include, but are not limited to, acts of terrorism, acts of God (including earthquake), war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortage of labor or material, government regulation or restriction and weather conditions, but do not include financial inability to perform.

                  39.12 NOTICES. Any notice, consent, demand, bill, statement, or other communication required or permitted to be given hereunder must be in writing and may be given by personal delivery, by facsimile transmission, or by mail, certified and return receipt requested, and if given by personal delivery or facsimile transmission shall be deemed given on the date of delivery or transmission, and if given by mail shall be deemed sufficiently given three (3) days after time when deposited in United States Mail if sent by registered or certified mail, addressed to Tenant at the Premises, or to Tenant or Landlord at the addresses shown in Section 2.1.10 hereof. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

                  39.13 AUTHORITY TO EXECUTE LEASE. Landlord and Tenant each acknowledge that it has all necessary right, title and authority to enter into and perform its obligations under this Lease, that this Lease is a binding obligation of such party and has been authorized by all requisite action under the party's governing instruments, that the individuals executing this Lease on behalf of such party are duly authorized and designated to do so, and that no other signatories are required to bind such party.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:

Dated:   July 1, 2004

SAN DIEGO SCIENCE CENTER LLC
A California limited liability company

By:      SD Science Center, Inc.
         A California corporation
         Its Manager


         By:      ______________________________
                  John P. Bonanno
                  President


(Signatures continued on following page.)

TENANT:

Dated:   July ____, 2004

AETHLON MEDICAL, INC.
A Nevada corporation


By:      ______________________________
         Name: James A. Joyce
         Title: Chairman and Chief Executive Officer

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY
                       ----------------------------------



THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 1 OF HANSEN'S TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 4515, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 20, 1960.

PARCEL B:

LOT 1 OF HARRISON TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 4786, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 2, 1961.

TOGETHER WITH THAT PORTION OF THE NORTHWESTERLY HALF OF BUNKER HILL STREET ADJOINING A PORTON OF SAID LOT 1 ON THE SOUTHEAST AS VACATED AND CLOSED TO PUBLIC USE BY RESOLUTION NO. 215408, RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY MARCH 2, 1976 AS FILE NO. 76-061804 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF VACATED BUNKER HILL STREET LYING WITHIN THE FOLLOWING DESCRIBED PARCEL:

THAT PORTION OF LOT 4 OF EUREKA LEMON TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 753, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 19, 1893, TOGETHER WITH A PORTION OF THE NORTHWESTERLY 15.00 FEET OF THAT 30.00 FOOT WIDE UNNAMED ROAD (NOW KNOWN AS BUNKER HILL STREET), LYING SOUTHEASTERLY OF AND ADJACENT TO SAID LOT 4 AS VACATED AND CLOSED ON FEBRUARY 25, 1976 BY RESOLUTION NO. 215408 OF THE COUNCIL OF THE CITY OF SAN DIEGO, RECORDED MARCH 2, 1976 AS FILE NO. 76-061804 OF OFFICIAL RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE MOST SOUTHERLY CORNER OF LOT 1 OF HARRISON TRACT, ACCORDING TO MAP THEREOF NO. 4786, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 2, 1961, BEING ALSO A POINT ON THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 10.00 FEET OF SAID LOT 4 OF MAP NO. 753; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID MAP NO. 4786, NORTH 63(Degree)14'32" EAST (RECORD - NORTH 62(Degree)40'35" EAST), 431.46 FEET TO THE BEGINNING OF A TANGENT 125.00

FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, BEING AN ANGLE POINT IN THE BOUNDARY OF LAND DESCRIBED IN DIRECTOR'S DEED TO PACIFIC BEACH MEDICAL ASSOCIATES, LTD., RECORDED FEBRUARY 8, 1972 AS FILE NO. 31151 OF OFFICIAL RECORDS AND BEING THE TRUE POINT OF BEGINNING; THENCE ALONG THE BOUNDARY OF SAID DIRECTOR'S DEED AS
FOLLOWS: NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40(Degree)31'54" A DISTANCE OF 88.43 FEET; AND NON-TANGENT TO SAID CURVE, NORTH 04(Degree)17'58" EAST, 46.82 FEET TO THE MOST NORTHERLY CORNER OF SAID LAND BEING ALSO AN ANGLE POINT IN THE SOUTHWESTERLY BOUNDARY OF CALIFORNIA STATE HIGHWAY II-SD-5, AS CREATED BY SAID DIRECTOR'S DEED; THENCE ALONG SAID SOUTHWESTERLY BOUNDARY, SOUTH 39(Degree)36'43" EAST TO THE CENTER LINE OF THE ORIGINAL 30.00 FOOT WIDE UNNAMED LYING SOUTHEASTERLY OF AND ADJACENT TO SAID LOT 4 AS SHOWN ON SAID MAP NO. 753; THENCE ALONG SAID CENTER LINE, SOUTH 63(Degree)14'32" WEST TO A POINT ON THE ARC OF THAT 70.00 FOOT RADIUS CURVE, CONCAVE SOUTHWESTERLY IN THE NORTHEASTERLY LINE OF RELINQUISHMENT PARCEL 3 AS SHOWN ON STATE HIGHWAY MAP NO. 100, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 8, 1969 AS FILE NO. 81182 OF OFFICIAL RECORDS; THENCE ALONG SAID NORTHEASTERLY LINE, NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO A LINE WHICH BEARS AT RIGHT ANGLES, SOUTH 26(Degree)45'28" EAST FROM THE TRUE POINT OF BEGINNING, BEING ALSO A POINT ON THE SOUTHWESTERLY LINE OF THAT PORTION OF CALIFORNIA STATE HIGHWAY XI-SD-2 (NOW INTERSTATE 5), AS DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 18, 1953 AS DOCUMENT NO. 67093 IN BOOK 4857, PAGE 559 OF OFFICIAL RECORDS, AND BEING ALSO AN ANGLE POINT IN THE BOUNDARY OF SAID DIRECTOR'S DEED, A RADIAL LINE OF SAID CURVE BEARS NORTH 10(Degree)30'29" WEST TO SAID ANGLE POINT; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LAND DESCRIBED IN SAID DIRECTOR'S DEED, NORTH 26(Degree)45'28" WEST TO THE TRUE POINT OF BEGINNING.

                                    EXHIBIT B

                            SITE PLAN OF THE PROJECT
                            ------------------------

                                    EXHIBIT C

                             OUTLINE OF THE PREMISES
                             -----------------------

                                    EXHIBIT D

                    ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE
                    ----------------------------------------


         Pursuant to Section 3.3 of that certain Lease dated
____________________, 20___, by and between ____________________, a
____________________, Landlord, and ____________________, a
____________________, Tenant, for the Premises described in the Lease in the Building at ____________________, we hereby acknowledge that the Term Commencement Date of the Lease, as defined therein, is _______________, 20___, and the Term Expiration Date of the Lease, as defined therein, is _______________, 20___.

         IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment of Term Commencement Date as of __________, 20___.

LANDLORD:

SAN DIEGO SCIENCE CENTER LLC
A California limited liability company

By:      SD Science Center, Inc.
         A California corporation
         Its Manager


         By:      ______________________________
                  W. Neil Fox, III
                  Chief Executive Officer

TENANT:

____________________
A __________________


By:      ______________________________
         Name: ________________________
         Title: _________________________

                                    EXHIBIT E

                      SCHEMATIC SHOWING TENANT IMPROVEMENTS
                      -------------------------------------

                                    EXHIBIT F

                  ARCHITECTURAL DRAWINGS OF TENANT IMPROVEMENTS
                  ---------------------------------------------



                        A1.1       SITE PLAN

                        A3.3       EXITING PLAN - LEVEL 3

                        A4.3       DIMENSION FLOOR PLAN - LEVEL 3

                        A5.3       DOOR / WALL PLAN - LEVEL 3

                        A6.3       REFLECTED CEILING PLAN - LEVEL 3

                        A7.1       SCHEDULES - LEVELS 1, 2, 3

                        A8.1       WALL TYPES / DETAILS

                        A8.2       DETAILS

                        A9.1       RESTROOM PLANS / DETAILS / NOTES

                                    EXHIBIT G

                              RULES AND REGULATIONS
                              ---------------------


NOTHING IN THESE RULES AND REGULATIONS SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, and which is not included in plans approved by Landlord, Tenant shall remove said object.

3. Tenant shall not obstruct any sidewalks or entrances to the Building, or any halls, passages, exits, entrances, or stairways within the Premises, which are required to be kept clear for health and safety reasons.

4. No deliveries shall be made which impede or interfere with other tenants or the operation of the Project.

5. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Fixtures and equipment which cause noise or vibration that may be transmitted to the structure of the Building to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration or reduce such noise and vibration to acceptable levels.

6. Tenant shall not use any method of heating or air-conditioning other than that shown in Tenant Improvement plans.

7. Tenant shall not install any radio, television or other antenna,, cell or other communications equipment or other devices on the roof or exterior walls of the Premises except to the extent shown on approved Tenant Improvement plans. Tenant shall not interfere with radio, television or other communications from or in the Premises or elsewhere.

8. Canvassing, peddling, soliciting and distribution of handbills or any other written material in the Project outside of the Premises are prohibited, and Tenant shall cooperate to prevent such activities.

9. Tenant shall store all its trash, garbage and Hazardous Material within its Premises or in designated receptacles outside of the Premises. Tenant shall not place in any such receptacle any material which cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Material disposal.

10. The Premises shall not be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises, except that use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employees use shall be permitted, or equipment shown on approved Tenant Improvement plans, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

11. Without the written consent of the Landlord, Tenant shall not use the name of the Project, if any, in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

13. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

14. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

15. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

16. Landlord reserves the right to make such other and reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project, and for the preservation of good order therein, subject to prior notice to Tenant and Tenant's consent, which will not be unreasonably withheld, conditioned or delayed. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

17. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                    EXHIBIT H

                       SERVICES TO BE PROVIDED BY LANDLORD
                       -----------------------------------

         Landlord shall maintain, repair, and replace the following systems and equipment, and shall provide the following services and utilities, in accordance with the standards referenced below or, if no such standards are referenced, then consistent with the standards of comparable buildings in San Diego, California; provided, however, (i) Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto, (ii) the cost of all such maintenance, repairs, replacements, services and utilities are subject to reimbursement by Tenant as Operating Expenses to the extent set forth in Article 7 of the Lease, and (iii) such maintenance, repairs, replacements, services and utilities are subject to any other applicable provisions of the Lease:

         1. Heating, ventilation, and air conditioning systems, including chillers, boilers, air handlers, ventilation and exhaust fans, cooling towers, filtration, controls and control components required to provide climate control to all usable areas of the building, with cooled and heated air appropriate to the seasons in the San Diego metropolitan area. Heating, ventilation and air conditioning services shall be provided twenty-four (24) hours per day each day of the year.

         2. Plumbing to include hot and cold water supply pipes, valves, and regulators, sanitary and waste piping, sump pumps and associated holding reservoirs. Drain cleaning shall be limited to normal maintenance and will not include cleaning required by excessive use or abuse of plumbing by Tenant.

         3.       Emergency eyewashes and showers.

         4. Electrical supply circuits to include main switches, transformers and panels in mechanical spaces, local circuit breaker panels and associated wiring, cables, switches, and receptacles.

         5. Emergency back-up power generators to include peripherals as described in 4 (above), batteries, relays and other items necessary to supply unit power when utility company fails to do so.

         6.       Light bulbs, ballasts, wiring and fixtures.

         7. Elevators, with service to be provided twenty-four (24) hours per day each day of the year.

         8. Steam boilers. Steam lines, valves, regulators and reheating units supplying and located within the building.

         9. Fire alarm system. Main panel in first floor lobby area, wiring and local smoke, particle and heat detectors and pull stations.

         10. Fire hoses, valves, etc., affixed permanently to building and sprinkler system.

         11. Fire extinguishers including annual checks and recharging as necessary.

         12.      Doors, knobs and hinges.

         13.      Floor tiles, carpeting and kick plates.

         14.      Repair of windows and annual exterior window cleaning.

         15.      Fume hoods, ducts, stacks, motors and fans.

         16.      Vacuum pumps, lines and valves located within the building.

         17. Positive pressure air supply lines, compressors bleed valves, regulators, and air supply condensing units.

         18. Rest rooms. Toilets, urinals, showers and stalls, including rest room facilities and necessary lavatory supplies, and including hot and cold running water.

         19.      Sinks.

         20.      Gas lines, valves and regulators.

         21. Basic security services, including periodic perimeter checks of the Project, but excluding any internal readings or checks.

         22. Site landscaping, including maintaining the planting areas, walkways, ramps, gates, fences and parking areas.

         23.      Trash pick-up, limited to designated trash area(s).

         24. Janitorial services in the Common Areas (Tenant is responsible for janitorial services in the Premises).

         25. Access to the Building will be provide twenty-four (24) hours per day each day of the year (except in the case of emergencies).

         26. Bulk mail and express pickup services at a central receiving area located on the lower level of the Building or such other floor as Landlord designates.

                                    EXHIBIT I

                            SAN DIEGO SCIENCE CENTER
                       FITNESS CENTER WAIVER OF LIABILITY
                       ----------------------------------


         SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (the "OWNER"), the owner of the building (the "BUILDING") at 3030 Bunker Hill Street, San Diego, California, grants to employees of tenants of the Building the right to use and enjoy the fitness facilities and equipment located in the Building on the terms and conditions of this waiver (this "WAIVER") and otherwise in accordance with such other rules and regulations which Owner may from time to time adopt.

         1. ASSUMPTION OF RISK. The undersigned understands that fitness activities, especially strength and aerobic training, involve a potential risk for physical injury and related damages. The undersigned understands that Owner does not manufacture the fitness and other equipment used in the fitness center, but purchases and/or leases the equipment from third parties. The undersigned acknowledges that Owner will provide no supervision of his/her use of the fitness facilities and equipment and other fitness activities in the fitness center, and that he/she will be solely responsible for his/her safe and appropriate use of the facility and equipment. The undersigned therefore expressly agrees to assume the risk that he/she may suffer injury or damage as a result of his/her use of the fitness facilities and equipment, and agrees for himself/herself and on behalf of his/her personal representatives, successors and assigns, that the Owner (including its members, managers, officers, employees and agents) will not be liable for any damages nor injuries the undersigned may suffer in or about the fitness center.

         2. WAIVER OF LIABILITY. The undersigned further agrees to hold the Owner and its members, managers, officers, employees and agents harmless from any injuries or damages sustained by the undersigned or the property of the undersigned and to indemnify the Owner and its members, managers, officers, employees and agents from any claims, demands, actions, injuries, liabilities or damages whatsoever, including attorneys' fees, which result, directly or indirectly, from the use of the fitness facilities and equipment by the undersigned. The undersigned agrees to release and discharge the Owner and its members, managers, officers, employees, and agents from all such claims, demands, actions, injuries, liabilities, and damages. The failure or refusal of the undersigned to inspect the fitness facilities and equipment constitutes a waiver of any objection, contention or claim that might have been based on such an inspection.

         3. LOSS, THEFT, DAMAGE. The undersigned agrees that neither the Owner nor its members, managers, officers, employees or agents are responsible or liable to the undersigned for articles damaged, lost or stolen in or about the fitness facilities. The undersigned agrees not to store any valuable items in lockers and to use the lockers solely for temporary clothing storage. The Owner and its members, managers, employees and agents are not bailees and are not responsible for protecting the valuables of the undersigned.

         4. PHYSICAL CONDITION. The undersigned warrants that he/she is in good physical condition and to the best of his/her knowledge has no physical impairment which would prevent him/her from engaging in any physical conditioning available in the fitness center and that he/she has no condition which might be aggravated by the use of the fitness facilities or equipment. The undersigned acknowledges that a complete physical examination by a medical doctor prior to beginning any work out program or strenuous new activity is recommended.

         5. NO GUESTS. The undersigned acknowledges and agrees that guests, including family members, are not permitted in the fitness center and may not use the fitness facilities or equipment under any circumstances. Use of the fitness facilities and equipment is limited to employees of tenants of the Building.

         6. ATTIRE AND EQUIPMENT. The undersigned agrees to wear proper attire when using the fitness facilities, and to wear a shirt and shoes in the fitness facilities and all common areas of the Building. Attire must conform to reasonable standards of decency and safety. Only equipment provided by Owner may be used in the fitness center.

         7. LOCKERS. Lockers are available for day use only on a first come, first served basis. Locks, though recommended, are not provided by Owner.

         8. DAMAGES. The undersigned agrees to pay for any damages to the fitness facilities or equipment caused by the undersigned.

         9. SEVERABILITY. If any provision of this Waiver is ruled invalid or unenforceable as applied to any person or circumstance, all other provisions of this Waiver shall remain valid and enforceable as applied to all other persons and circumstances.

         The undersigned acknowledges that he/she has read and understands the terms and conditions of this Waiver and agrees to be bound by such terms and conditions. The undersigned also agrees to read and comply with any other rules and regulations governing use of the fitness facilities and equipment which may be adopted or amended from time to time by the Owner and posted or otherwise made available in the fitness facility or to the undersigned.

                           Dated: ____________________

                           Sign:  ______________________________________

                           Print Name: _________________________________

                           Employer: ___________________________________

                                    EXHIBIT J

                              APPROVED CONTRACTORS
                              --------------------

Casework:                  Doug Wessinger
                           Wesinco
                           P.O. Box 256
                           Irmo, SC   29063
                           803/749-0163
                           803/749-1703 (Facsimile)

Electrical:                Ron Wood
                           Berg Electric
                           650 Opper Street
                           Escondido, CA   92029
                           760/746-1003
                           760/741-918__ (Facsimile)

Mechanical/Plumbing:       Joe Mucher
                           Encompass Mechanical Services
                           7655 Convoy Street
                           San Diego, CA   92111
                           858/974-6500
                           858/941-6501 (Facsimile)

Phone/Data:                Rob Coulter
                           River Networks
                           5845 Avenida Encinas, Suite 130
                           Carlsbad, CA   92008
                           760/535-4837
                           619/449-1609

Janitorial Service:        Linsey A. Miller
                           Merchants Building Maintenance LLC
                           8380 Miramar Mall, Suite 125
                           San Diego, CA 92121
                           858/455-0163
                           858/455-0596 (Facsimile)

Environmental, Health
  and Safety:

                                   SCHEDULE 1

               LIST OF REMOVABLE PROPERTY PURSUANT TO SECTION 17.7
               ---------------------------------------------------


A.       PROPERTY TENANT IS REQUIRED TO REMOVE



















B.       PROPERTY TENANT MAY REMOVE